EXECUTION COPY
LOAN SALE AGREEMENT
September 11, 2009,
among
GENERAL ELECTRIC CAPITAL CORPORATION,
as Seller,
GE CAPITAL INFORMATION TECHNOLOGY SOLUTIONS, INC.
as Seller,
VFS FINANCING, INC.
as Seller
IMAGING FINANCIAL SERVICES, INC.
as Seller
and
CEF EQUIPMENT HOLDING, L.L.C.,
as Purchaser

Loan Sale Agreement

     This LOAN SALE AGREEMENT (“Agreement” or “Sale Agreement”) is entered into as of September 11, 2009 by and among GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“GE Capital”), GE CAPITAL INFORMATION TECHNOLOGY SOLUTIONS, INC., a California corporation (“GECITS”), VFS FINANCING, INC., a Delaware corporation (“VFS”), IMAGING FINANCIAL SERVICES, INC., a Delaware Corporation (“IFS” and together with VFS, GECITS and GE Capital, the “Sellers”, and individually, each a Seller) and CEF EQUIPMENT HOLDING, L.L.C., a Delaware limited liability company (the “Purchaser”).
     In consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS AND INTERPRETATION
     Section 1.1 Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in Section 1 of Annex A to this Agreement.
     Section 1.2 Rules of Construction. For purposes of this Agreement, the rules of construction set forth in Section 2 of Annex A shall govern. All Annexes, Exhibits and Schedules hereto, are incorporated herein by reference and, taken together with this Agreement, shall constitute but a single agreement.
ARTICLE II
SALES OF CEF ASSETS
     Section 2.1 Sale of Loans. (a) Subject to the terms and conditions hereof each Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (subject to the obligations herein) all such Seller’s right, title and interest of in:
(i)	the Loans, including the Loan Files, and all obligations of the Obligors thereunder, including the right to payment of any interest accrued and to accrue from and after August 31, 2009 or finance charges and other obligations of such Obligor with respect thereto due or to become due on or after the Cut-off Date;

(ii)	all Related Security and Collections with respect thereto;

(iii)	all other property now or hereafter in the possession or custody of, or in transit to, the Issuer, the Servicer, any Sub-Servicer or each Seller relating to any of the foregoing;

(iv)	all Records with respect to any of the foregoing; and

(v)	all proceeds of the foregoing (collectively the “CEF Assets”).

Loan Sale Agreement

     (b) On or before the Closing Date, each Seller shall (i) indicate in its computer files that the CEF Assets have been sold to the Purchaser pursuant to this Agreement by so identifying such CEF Assets with an appropriate notation and (ii) deliver to the Purchaser or its designee the following documents (collectively, the “Loan Files”):
(i)	the original fully executed copy of the Loan;

(ii)	a record or facsimile of the original credit application fully executed by the Obligor;

(iii)	the original certificate of title or file stamped copy of the UCC financing statement or such other documents evidencing the security interest of the Purchaser in the Equipment; and

(iv)	any and all other documents relating to a Loan, an Obligor or any of the Equipment.
     Section 2.2 Grant of Security Interest. The parties hereto intend that the sale pursuant to Section 2.1 hereof shall constitute a purchase and sale and not a loan. Notwithstanding anything to the contrary set forth in this Section 2.2, if a court of competent jurisdiction determines that the sale provided for herein constitutes a loan and not a purchase and sale, then the parties hereto intend that this Agreement shall constitute a security agreement under applicable law and that each Seller shall be deemed to have granted, and each Seller hereby grants, to the Purchaser a first priority lien and security interest in and to all of such Seller’s right, title and interest in, to and under the CEF Assets sold and transferred by such Seller on the Closing Date. The possession by the Purchaser of notes and such other goods, money, documents, chattel paper or certificated securities shall be deemed to be “possession by or delivery to secured party” for purposes of perfecting the security interest pursuant to the UCC in force in the relevant jurisdiction (including, without limitation, Section 9-313(c)(1) thereof). Notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law (except that nothing in this sentence shall cause any Person to be deemed to be an agent of the Purchaser for any purpose other than for perfection of such security interest unless, and then only to the extent, expressly appointed and authorized by the Purchaser in writing).
     Section 2.3 Sale Price. (a) As consideration for the sale of the CEF Assets pursuant to Section 2.1 hereof, the Purchaser shall pay to the applicable Seller on the Closing Date, the CEF Cash Purchase Price for the CEF Assets sold and transferred by such Seller to the Purchaser on the Closing Date. The CEF Cash Purchase Price for the sale of CEF Assets shall be an amount equal to the fair market value thereof as agreed upon by the Purchaser and the applicable Seller prior to such sale.
     (b) The CEF Cash Purchase Price for the CEF Assets sold by each Seller under this Agreement shall be payable in full in cash by the Purchaser on the Closing Date. On the Closing Date, the Purchaser shall, upon satisfaction of the applicable

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conditions set forth in Article III, make available to each of the Sellers the CEF Cash Purchase Price in same day funds.
ARTICLE III
CONDITIONS PRECEDENT
     Section 3.1 Conditions to Sale. Each sale hereunder shall be subject to satisfaction of each of the following conditions precedent (any one or more of which, except clause (e) below, may be waived in writing by the Purchaser) as of the Closing Date:
     (a) This Agreement or counterparts hereof shall have been duly executed by, and delivered to, the applicable Seller and the Purchaser, and the Purchaser shall have received such documents, instruments, agreements and legal opinions as the Purchaser shall reasonably request in connection with the transactions contemplated by this Agreement, each in form and substance reasonably satisfactory to the Purchaser.
     (b) The Purchaser shall have received satisfactory evidence that the applicable Seller has obtained all required consents and approvals of all Persons, including all requisite Governmental Authorities, to the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.
     (c) The applicable Seller shall be in compliance in all material respects with all applicable foreign, federal, state and local laws and regulations, including those specifically referenced in Section 4.2(c), except to the extent that the failure to so comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
     (d) The representations and warranties of the applicable Seller contained herein or in any other Related Document shall be true and correct in all material respects (or, to the extent any such representation or warranty is qualified by a materiality standard, such representation or warranty shall be true and correct) as of the Closing Date, both before and after giving effect to such sale, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by this Agreement.
     (e) At the time of such sale, the Purchaser shall have sufficient funds on hand to pay the CEF Cash Purchase Price.
     (f) The applicable Seller shall be in compliance with each of its covenants and other agreements set forth herein.
     (g) The applicable Seller shall have taken such other action, including delivery of approvals, consents, opinions, documents and instruments to the Purchaser as the Purchaser may reasonably request.

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The consummation by a Seller of the sale of CEF Assets on the Closing Date shall be deemed to constitute, as of the Closing Date, a representation and warranty by such Seller that the conditions in clauses (d), (f) and (g) of this Section 3.1 have been satisfied.
ARTICLE IV
REPRESENTATIONS, WARRANTIES AND COVENANTS
     Section 4.1 Representations and Warranties of the Sellers. To induce the Purchaser to purchase the CEF Assets, each Seller makes the following representations and warranties to the Purchaser, as of the Closing Date, each and all of which shall survive the execution and delivery of this Agreement.
     (a) Corporate Existence; Power and Authority. Such Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; and (ii) has all requisite power and authority and licenses to conduct its business, to own its properties and to execute, deliver and perform its obligations under this Agreement.
     (b) UCC Information. The true legal name of such Seller as registered in the jurisdiction of its organization, and the current location of such Seller’s jurisdiction of organization are set forth in Schedule 4.1(b) and such location has not changed within the past 12 months with respect to such Seller. During the prior five years, except as set forth in Schedule 4.1(b), such Seller has not been known as or used any corporate, fictitious or trade name. In addition, Schedule 4.1(b) lists the Seller’s (i) federal employer identification number and (ii) organizational identification number as designated by the jurisdiction of its organization.
     (c) Authorization, Compliance with Law. The execution, delivery and performance by such Seller of this Agreement and the other Related Documents and the creation and perfection of all Liens and ownership interests provided for herein: (i) have been duly authorized by all necessary corporate action, and (ii) do not violate any provision of any law or regulation of any Governmental Authority, or contractual or corporate restrictions, binding on such Seller, except where such violations, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
     (d) Enforceability. On or prior to the Closing Date, each of the Related Documents to which a Seller is a party shall have been duly executed and delivered by such Seller and each such Related Document shall then constitute a legal, valid and binding obligation of such Seller, enforceable against it in accordance with its terms, subject as to enforcement to bankruptcy, receivership, conservatorship, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.
     (e) Solvency. Such Seller is Solvent.

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     (f) Use of Proceeds. No proceeds received by such Seller under this Agreement will be used by it for any purpose that violates Regulation U of the Federal Reserve Board.
     (g) Investment Company Act. Such Seller is not an “investment company” or “controlled by” an “investment company,” as such terms are defined in the Investment Company Act.
     (h) Loans and Other CEF Assets. With respect to each Loan and the other CEF Assets sold by such Seller on the Closing Date, such Seller represents and warrants that (i) such Loan satisfies the criteria for an Eligible Loan as of the Cut-Off Date; (ii) immediately prior to sale to the Purchaser, such CEF Assets were owned by such Seller free and clear of any Adverse Claim, and such Seller has had at all relevant times the full right, power and authority to sell, contribute, assign, transfer and pledge its interest therein as contemplated under this Agreement and, upon such sale, the Purchaser will acquire valid and properly perfected title to, and the sole record and beneficial ownership interest in, such CEF Assets, free and clear of any Adverse Claim or restrictions on transferability, and the Liens granted to the Purchaser by such Seller pursuant to Section 2.2 will at all times be fully perfected first priority Liens in and to such Loans and, in addition, following such sale, such Loan will not be subject to any Adverse Claim as a result of any action or inaction on the part of such Seller (or any predecessor in interest); and (iii) if such Loan is cross-collateralized with a loan that is not a CEF Asset conveyed hereunder, as of the Closing Date, either (x) the repossession or exercise of other rights with respect to the related Equipment by the holder of such loan would not materially impair the security intended to be afforded for such Loan and result in a material adverse effect on the holders of the Notes or (y) the holder of such loan and the Purchaser or its assigns as holder of the Loan have entered into an intercreditor arrangement under which each holder has agreed to subordinate its respective lien and rights of enforcement against the Equipment financed by the other holder or its predecessor in interest.
The representations and warranties described in this Section 4.1 shall survive the sale of the CEF Assets to the Purchaser, any subsequent assignment or sale of the CEF Assets by the Purchaser, and the termination of this Agreement and the other Related Documents and shall continue until the payment in full of all CEF Assets.
     Section 4.2 Affirmative Covenants of the Sellers. Each Seller covenants and agrees that, unless otherwise consented to by the Purchaser, from and after the Closing Date:
     (a) Records. Such Seller shall at its own cost and expense, for not less than three years from the date on which each Loan was originated, or for such longer period as may be required by law, maintain adequate Records with respect to such Loan, including records of all payments received, credits granted and merchandise returned with respect thereto.
     (b) Access. At any reasonable time, and from time to time at the Purchaser’s reasonable request, and upon at least seven days prior notice to such Seller, such Seller shall permit the Purchaser (or such Person as the Purchaser may designate), at the

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expense of the Purchaser (or such Person as the Purchaser may designate), to conduct audits or visit and inspect any of the properties of such Seller to examine the records, internal controls and procedures maintained by such Seller with respect to the CEF Assets and take copies and extracts therefrom, and to discuss such Seller’s affairs with its officers, employees and, upon notice to such Seller, independent accountants. Such Seller shall authorize such officers, employees and independent accountants to discuss with the Purchaser (or such Person as the Purchaser may designate) the affairs of such Seller as such affairs relate to the CEF Assets. Any audit provided for herein shall be conducted in accordance with such Seller’s rules respecting safety and security on its premises and without materially disrupting operations. If an Event of Default shall have occurred and be continuing, such Seller shall provide such access at all times and without advance notice and shall provide the Purchaser (or such Person as the Purchaser may designate) with access to its suppliers and customers.
     (c) Compliance With Agreements and Applicable Laws. Such Seller shall comply with all federal, state and local laws and regulations applicable to it and the CEF Assets, including those relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices, privacy, licensing and taxation, except to the extent that the failure to so comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
     (d) Maintenance of Existence and Conduct of Business. Such Seller shall preserve and maintain its corporate existence, rights, franchise and privileges in the jurisdiction of its incorporation.
     (e) Notice of Material Event. Such Seller shall promptly inform the Purchaser in writing of the occurrence of any of the following, in each case setting forth the details thereof and what action, if any, the Seller proposes to take with respect thereto:
(i)	any Litigation commenced, or to the knowledge of such Seller, threatened against it or with respect to or in connection with all or any substantial portion of the CEF Assets or developments in such Litigation in each case that such Seller believes has a reasonable risk of being determined adversely to it and that could, if determined adversely, have a Material Adverse Effect; or

(ii)	the commencement of a case or proceeding by or against it seeking a decree or order in respect to it (A) under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar law, (B) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for it or for any substantial part of the it’s assets, or (C) ordering the winding-up or liquidation of its affairs.
     (f) Separate Identity. Such Seller shall, to the extent applicable to it, act in a manner that is consistent with the statements set forth in Exhibit 4.2(f).

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     (g) Deposit of Collections. Such Seller shall transfer and cause its Subsidiaries to transfer to the Purchaser or the Servicer on its behalf, promptly, and in any event no later than the second Business Day after receipt thereof, all Collections it may receive in respect of CEF Assets.
     (h) Sale Characterization. For accounting purposes, such Seller shall treat the sale made hereunder as a sale of the CEF Assets. Such Seller shall also maintain its accounting books and records in a manner which clearly reflects such sale of the CEF Assets to the Purchaser.
     Section 4.3 Negative Covenants of the Sellers. Each Seller covenants and agrees that, without the prior written consent of the Purchaser, from and after the Closing Date and until the later of the Redemption Date or the Class C Maturity Date:
     (a) Adverse Claims. Such Seller shall not create, incur, assume or permit to exist any Adverse Claim on or with respect to any CEF Assets.
     (b) UCC Matters. Such Seller shall not change its state of organization or incorporation or its name, identity or corporate structure such that any financing statement filed to perfect the Purchaser’s interests under this Agreement would become seriously misleading, unless such Seller shall have given the Purchaser not less than 30 days’ prior written notice of such change.
     (c) No Proceedings. From the Closing Date and until the date one year plus one day following the date on which all amounts due with respect to the Notes have been paid in full in cash, such Seller shall not, directly or indirectly, institute or cause to be instituted against the Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law; provided that the foregoing shall not in any way limit such Seller’s right to pursue any other creditor rights or remedies that such Seller may have under applicable law.
ARTICLE V
INDEMNIFICATION
     Section 5.1 Indemnification. Without limiting any other rights that the Purchaser or any of its Stockholders, officers, directors, employees, attorneys, agents or representatives (each, a “Purchaser Indemnified Person”) may have hereunder or under applicable law, each Seller hereby agrees to severally indemnify and hold harmless each Purchaser Indemnified Person from and against any and all Indemnified Amounts that may be claimed or asserted against or incurred by any such Purchaser Indemnified Person to the extent arising from or related to the failure of a Loan sold and transferred by each Seller to be originated in compliance with all requirements of law; provided, that no Seller shall be liable for any indemnification to a Purchaser Indemnified Person to the extent that any such Indemnified Amounts result from (a) such Purchaser Indemnified Person’s bad faith, gross negligence or willful misconduct, (b) recourse for uncollectible Loans, or (c) any income tax or franchise tax incurred by any Purchaser

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Indemnified Person, except to the extent that the incurrence of any such tax results from a breach of or default by such Seller under this Agreement.
NO PARTY TO THIS AGREEMENT SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO THIS AGREEMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES THAT MAY BE ALLEGED AS A RESULT OF ANY TRANSACTION CONTEMPLATED HEREUNDER.
ARTICLE VI
MISCELLANEOUS
     Section 6.1 Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three Business Days after deposit in the United States mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States mail as otherwise provided in this Section 6.1), (c) one Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number set forth below or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than Purchaser) designated in any written communication provided hereunder to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication. Notwithstanding the foregoing, whenever it is provided herein that a notice is to be given to any other party hereto by a specific time, such notice shall be effective only if actually received by such party prior to such time, and if such notice is received after such time or on a day other than a Business Day, such notice shall be effective only on the immediately succeeding Business Day.
     If to GE Capital:
General Electric Capital Corporation
201 Merritt 7
Norwalk, Connecticut 06851
Attention: General Counsel
Telephone: (203) 229-5000
Facsimile: (203) 956-4296

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     If to GECITS:
GE Capital Information
10 Riverview Drive
Danbury, CT 06810
Attention: Capital Markets Operations
Telephone: (203) 749-2101
Facsimile: (203) 749-4054
     If to VFS:
VFS Financing, Inc
10 Riverview Drive
Danbury, CT 06810
Attention: Capital Markets Operations
Telephone: (203) 749-2101
Facsimile: (203) 749-4054
     If to IFS:
Imaging Financing Services, Inc.
10 Riverview Drive
Danbury, CT 06810
Attention: Capital Markets Operations
Telephone: (203) 749-2101
Facsimile: (203) 749-4054
     If to Purchaser:
CEF Equipment Holding, L.L.C.
10 Riverview Drive
Danbury, CT 06810
Attention: Capital Markets Operations
Telephone: (203) 749-2101
Facsimile: (203) 749-4054
     Section 6.2 No Waiver; Remedies. (a) Any party’s failure, at any time or times, to require strict performance by any other party hereto of any provision of this Agreement shall not waive, affect or diminish any right of such party thereafter to demand strict compliance and performance herewith. Any suspension or waiver of any breach or default hereunder shall not suspend, waive or affect any other breach or default whether the same is prior or subsequent thereto and whether of the same or a different type. None of the undertakings, agreements, warranties, covenants and representations of any party contained in this Agreement, and no breach or default by any party hereunder, shall be deemed to have been suspended or waived by any other party hereto unless such waiver or suspension is by an instrument in writing signed by

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an officer of or other duly authorized signatory of such party and directed to the defaulting party specifying such suspension or waiver.
     (b) Upon discovery by any Seller or the Purchaser of any breach of any representation, warranty, undertaking or covenant described in Sections 4.1, 4.2 or 4.3, which breach is reasonably likely to have a Material Adverse Effect, the party discovering the same shall give prompt written notice thereof to the other parties hereto. As liquidated damages, the Purchaser shall, on the Transfer Date relating to the Collection Period during which the breach is discovered, request the applicable Seller to, and such Seller shall pay to, or at the direction of, the Purchaser the Purchase Amount for the applicable CEF Assets (measured at the end of the Collection Period during which such breach is discovered). Upon such payment, all rights, title and interest of the Purchaser in and to such CEF Assets will be deemed to be automatically released without the necessity of any further action by the Purchaser, the applicable Seller or any other party and such CEF Assets will become the property of such Seller.
     (c) Each party’s rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies that such party may have under any other agreement, including the other Related Documents, by operation of law or otherwise.
     Section 6.3 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of each Seller and the Purchaser and their respective successors and permitted assigns, except as otherwise provided herein. No Seller may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of the Purchaser. Any such purported assignment, transfer, hypothecation or other conveyance by any Seller without the prior express written consent of the Purchaser shall be void. Each Seller acknowledges that under the Purchase and Sale Agreement the Purchaser will assign its rights granted hereunder to the Issuer, and upon such assignment, the Issuer shall have, to the extent of such assignment, all rights of the Purchaser hereunder and the Issuer may in turn transfer such rights. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of each of the Sellers and the Purchaser with respect to the transactions contemplated hereby and no Person shall be a third-party beneficiary of any of the terms and provisions of this Agreement.
     Section 6.4 Termination; Survival of Obligations. (a) This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the earlier of (i) the Class C Maturity Date or (ii) the Redemption Date.
     (b) Except as otherwise expressly provided herein or in any other Related Document, no termination or cancellation (regardless of cause or procedure) of any commitment made by the Purchaser under this Agreement shall in any way affect or impair the obligations, duties and liabilities of any Seller or the rights of the Purchaser relating to any unpaid portion of any and all recourse and indemnity obligations of such Seller to the Purchaser, due or not due, liquidated, contingent or unliquidated or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is required after the Class C Maturity Date. Except as otherwise

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expressly provided herein or in any other Related Document, all undertakings, agreements, covenants, warranties and representations of or binding upon any Seller, and all rights of the Purchaser hereunder shall not terminate or expire, but rather shall survive any such termination or cancellation and shall continue in full force and effect until the earlier of (i) the Class C Maturity Date or (ii) the Redemption Date; provided, that the rights and remedies pursuant to Section 6.2(b), the indemnification and payment provisions of Article V, and the provisions of Sections 4.3(c), 6.3 and 6.12 shall be continuing and shall survive any termination of this Agreement.
     Section 6.5 Complete Agreement; Modification of Agreement. This Agreement constitutes the complete agreement between the parties with respect to the subject matter hereof, supersedes all prior agreements and understandings relating to the subject matter hereof and thereof, and may not be modified, altered or amended except as set forth in Section 6.6.
     Section 6.6 Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Agreement, or any consent to any departure therefrom by any party hereto, shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto and their respective permitted successors and assigns. No consent or demand in any case shall, in itself, entitle any party to any other consent or further notice or demand in similar or other circumstances.
     Section 6.7 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF EXCEPT SECTION 5-1401 OF THE GENERAL OBLIGATION LAW) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.
     (b) EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THEM PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT; PROVIDED, THAT EACH PARTY HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE BOROUGH OF MANHATTAN IN NEW YORK CITY; PROVIDED FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE PURCHASER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE CEF ASSETS OR ANY SECURITY FOR THE OBLIGATIONS OF ANY SELLER ARISING HEREUNDER OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE PURCHASER. EACH PARTY HERETO SUBMITS AND

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CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION THAT SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT ITS ADDRESS DETERMINED IN ACCORDANCE WITH SECTION 6.1 AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PARTY’S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.
     (c) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
     Section 6.8 Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.
     Section 6.9 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.
     Section 6.10 Section Titles. The section titles and table of contents contained in this Agreement are provided for ease of reference only and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

12	Loan Sale Agreement

     Section 6.11 No Setoff. No Seller’s obligations under this Agreement shall be affected by any right of setoff, counterclaim, recoupment, defense or other right such Seller might have against the Purchaser, all of which rights are hereby expressly waived by such Seller.
     Section 6.12 Confidentiality. Notwithstanding anything herein to the contrary, there is no restriction (express or implied) on any disclosure or dissemination of the structure or tax aspects of the transaction contemplated by the Related Documents. Furthermore, each party hereto acknowledges that it has no proprietary rights to any tax matter or tax idea contemplated hereby or to any element of the transaction structure contemplated hereby.
     Section 6.13 Further Assurances. (a) Each Seller shall, at its sole cost and expense, upon request of the Purchaser, promptly and duly authorize, execute and/or deliver, as applicable, any and all further instruments and documents and take such further actions that may be necessary or desirable or that the Purchaser may request to carry out more effectively the provisions and purposes of this Agreement or to obtain the full benefits of this Agreement and of the rights and powers herein granted, including authorizing and filing any financing or continuation statements under the UCC with respect to the ownership interests or Liens granted hereunder. Each Seller hereby authorizes the Purchaser to file any such financing or continuation statements without the signature of such Seller to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Agreement or of any notice or financing statement covering the CEF Assets or any part thereof shall be sufficient as a notice or financing statement where permitted by law. If any amount payable under or in connection with any of the CEF Assets is or shall become evidenced by any instrument, such instrument, other than checks and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to the Purchaser immediately upon such Seller’s receipt thereof and promptly delivered to or at the direction of the Purchaser.
     (b) If any Seller fails to perform any agreement or obligation under this Section 6.13, the Purchaser may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of the Purchaser incurred in connection therewith shall be payable by such Seller upon demand of the Purchaser.
     Section 6.14 Accounting Changes. If any Accounting Changes occur and such changes result in a change in the standards or terms used herein, then the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the financial condition of such Persons and their Subsidiaries shall be the same after such Accounting Changes as if such Accounting Changes had not been made. If the parties hereto agree upon the required amendments to this Agreement, then after appropriate amendments have been executed and the underlying Accounting Change with respect thereto has been implemented, any reference to GAAP contained herein shall, only to the extent of such Accounting Change, refer to GAAP consistently applied after giving effect to the implementation of such Accounting Change. If such parties cannot agree upon the required amendments within 30 days following the date of implementation of any Accounting Change, then all financial statements delivered and all standards and terms used herein shall be prepared, delivered and used without regard to the underlying Accounting Change.

13	Loan Sale Agreement

     IN WITNESS WHEREOF, the parties have caused this LOAN SALE AGREEMENT to be executed by their respective duly authorized representatives, as of the date first above written.

CEF EQUIPMENT HOLDING, L.L.C.
By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION
By:
Name:
Title:

GE CAPITAL INFORMATION TECHNOLOGY SOLUTIONS, INC.
By:
Name:
Title:

VFS FINANCING, INC.
By:
Name:
Title:

IMAGING FINANCIAL SERVICES, INC.
By:
Name:
Title:

S-1	Loan Sale Agreement

Schedule 4.1(b)
UCC INFORMATION

General Electric Capital Corporation

True Legal Name:	General Electric Capital Corporation

Jurisdiction of Organization:	Delaware

Executive Offices/Principal Place of Business:	201 Merritt 7 Norwalk, Connecticut 06851

Collateral Locations:	Danbury, Connecticut El Paso, Texas Billings, Montana Mexico

Trade Names:	GE Capital

FEIN:	13-1500700

Organizational Identification Number:	3174543

GE Capital Information Technology Solutions, Inc.

True Legal Name:	GE Capital Information Technology Solutions, Inc.

Jurisdiction of Organization:	California

Executive Offices/Principal Place of Business:	10 Riverview Drive Danbury, Connecticut 06810

Collateral Locations:	Danbury, Connecticut

El Paso, Texas

Mexico

Trade Names:	GE Capital

FEIN:	94-1686094

Organizational Identification Number:	C0561216

Sch. 4.1(b)-1	Loan Sale Agreement

VFS Financing, Inc.

True Legal Name:	VFS Financing, Inc.

Jurisdiction of Organization:	Delaware

Executive Offices/Principal Place of Business:	10 Riverview Drive Danbury, Connecticut 06810

Collateral Locations:	Danbury, Connecticut

El Paso, Texas

Mexico

Trade Names:	GE Capital

FEIN:	06-1576442

Organizational Identification Number:	3160751

Sch. 4.1(b)-2	Loan Sale Agreement

Imaging Financial Services, Inc.

True Legal Name:	Imaging Financial Services, Inc.

Jurisdiction of Organization:	Delaware

Executive Offices/Principal Place of Business:	10 Riverview Drive Danbury, Connecticut 06810

Collateral Locations:	Danbury, Connecticut

Webster, New York

El Paso, Texas

Mexico

Trade Names:	EKCC

FEIN:	16-1266650

Organizational Identification Number:	2082361

Sch. 4.1(b)-3	Loan Sale Agreement

Schedule I
Schedule of GECC Loans
Loan Numbers

4033698032
4054123263
4054123268
4054123274
4056376064
4067862006
4068725008
4071476008
4079001008
4079001009
4080316003
4080316004
4083476049
4083476050
4083558008
4094984011
4095103004
4107634006
4110977006
4124777078
4124777079
4126926003
4126926004
4127485002
4129528002
4131032005
4131032006
4131212005
4131212006
4134512035
4134512039
4134512040
4135321012
4135580003
4135825014
4136710022
4138712028
4139020020
4140013027
4140013028
4140013029
4140317003
4141105002
4141449002
4142449004
4143884005
4144153002
4144159002
4144345018
4144345019
4144345021
4145596009
4146104017	4146341005
4147943020
4148241003
4149345001
4149345002
4149345003
4149903009
4149903010
4152198001
4152374005
4153123001
4153540005
4154630002
4154867003
4155892007
4155892010
4156145002
4157157001
4157157002
4158320003
4158983012
4159722002
4161939003
4162226005
4162375002
4162522002
4162554019
4162554023
4162554027
4162554028
4162554029
4162554030
4162554031
4162554032
4162805008
4164051041
4164051042
4164496004
4165847001
4166226008
4166226009
4166226010
4166444011
4167823006
4167929002
4170699008
4170699009
4170853002
4170855004
4170946006
4170946007
4171542020
4171916002	4172021002
4172593006
4172593007
4172593008
4175408002
4175785006
4176514004
4176553004
4176680001
4177867003
4179274004
4179274005
4180228012
4180228013
4180228014
4180228015
4180228016
4180673001
4181674002
4181674003
4181682010
4181682011
4181682012
4181682013
4182288003
4182340007
4183788002
4183950006
4183994003
4183994004
4186147007
4188732003
4190295015
4190295016
4191220001
4191653001
4192315001
4194827001
4195248001
4195303010
4195303011
4195303012
4195303013
4195303014
4195303015
4195303016
4195303017
4195303018
4195303019
4195303020
4195415006
4195814001
4195814002

Schedule I-1	Loan Sale Agreement

4195814003
4196823002
4197864002
4198596042
4198596043
4198596044
4198613001
4199827005
4199887001
4199887004
4200204003
4201276006
4201276007
4201587001
4201587002
4201587003
4202001003
4203207003
4203328003
4203328004
4203452002
4203527004
4203708001
4203708002
4203708004
4204009002
4204814002
4205257001
4205453001
4207594003
5850440002
5850440003
5850440004
5850538004
5851995002
5852147001
5852147002
5852261003
5852261004
5852261005
5852261006
5852261007
5852634002
5852958003
5852958004
5852958005
5853195004
5853195005
5853400002
5853498002
5853498003
5854170002
5854844001
5856021002
5856166001
5856866002
5857178003
5857422002
5857422003
5857422004
5857422005
5858509002	5858572004
5858572007
5858815003
5858815004
5858829002
5858829003
5859525002
5859782002
5859873001
5859873008
5861131001
5861148001
5861193001
5861203001
5861398002
5861400001
5861591001
5861649001
5861831001
5861934001
5862179001
5862179002
5862179004
5862179005
5862245001
5862404001
5862520001
5862544001
5862599001
5862599002
5862962001
5863032001
5863122001
5863133001
5863409001
5863499001
5864077001
5864140001
5864168001
5864234001
5864653001
5864653002
5864919002
5865137002
5865137003
5865165001
5865208001
5865274001
5865274002
5865371001
5865463001
5865577001
5865673001
5865714001
5865748001
5865860001
5865914001
5865914002
5865914003
5866042001
5866042002
5866178001	5866297001
5866301001
5866712001
5866794001
5866909001
5866909003
5866909005
5866909006
5866909007
5867052001
5867206001
5867516001
5867531001
5867621001
5867621002
5867766001
5867890001
5868591003
5868595001
5868595002
5868850001
5869002001
5869214001
5869255001
5869264001
5869324001
5869324002
5869324004
5869643001
5869643002
5869643003
5869643004
5869837002
5870104001
5870331002
5870331003
5871281002
5871538001
5871686001
5871847001
5872319001
5872529001
5872529002
5872548001
5872627001
5872786001
5873104002
5873240001
5873400001
5873543001
5873962001
5873978001
5874255001
5874263001
5874330001
5874393003
5874642001
5874689001
5874689002
5874689003
5874689004
5874689007

Schedule I-2	Loan Sale Agreement

5874689009
5874689010
5874957001
5874957002
5875177001
5875177002
5875376002
5875694001
5875919001
5876032001
5876086002
5876228001
5876306001
5877018001
5877062001
5877062002
5877094001
5877524001
5877530001
5877530004
5877574001
5877787001
5877836001
5877839001
5877839002
5878051001
5879496001
5879838001
5880698001
5880699001
5880700001
5880919002
5881411001
5881903001
5882324001
5882420002
5882484001
5882734001
4137915003
4148070006
4163062018
4163062019
4165754004
4171256007
4198945009
5853896002
5861918001
5861918002
5861918003
5861918004
5863737001
5864751001
5866766001
5866766002
5866921001
5866921002
5866921003
5869059002
5869834001
5869834002
5869834003
5869834004	5869834005
5869834006
5869834007
5869834008
5869834009
5869834010
5869834011
5869834012
5869834013
5869834014
5869834015
5870899002
5870899004
5870899005
5870899006
5870899007
5870899008
5870899009
5872263001
5872360001
5873367001
5873963001
5873963002
5875738001
5875738002
5875738003
5875786001
5875810001
5875810002
5875960001
5876110001
5877002001
5877002002
5877753001
5883397001
4167628001
4169713001
4171376001
4171443001
4171447001
4171450001
4171818001
4171951001
4172229001
4172397001
4173090001
4173221001
4173298001
4173364001
4173812001
4174761001
4174818001
4174891001
4175106001
4175418001
4176095001
4176525001
4176779001
4176879001
4176926001
4177763001
4177953001	4177982001
4178024001
4178166001
4178473001
4178732001
4178980001
4179034001
4179565001
4179569001
4179929001
4180121001
4180165001
4180471001
4180717001
4180871001
4180880001
4180898001
4181313001
4181601001
4181606001
4181608001
4181779001
4182043001
4182197001
4182203001
4182204001
4182207001
4182941001
4184573001
4185109001
4185253001
4185465001
4185619001
4185983001
4186167001
4186477001
4186505001
4186517001
4186518001
4187557001
4187782001
4187785001
4188192001
4188338001
4188745001
4188773001
4188823001
4188907001
4188939001
4189177001
4189464001
4189707001
4189973001
4189976001
4190019001
4190232001
4190337001
4190398001
4190607001
4190916001
4190921001
4191684001

Schedule I-3	Loan Sale Agreement

4191689001
4191694001
4192230001
4192290001
4192615001
4192785001
4193062001
4193142001
4193170001
4193310001
4193338001
4193542001
4193899001
4193903001
5850503004
5850503005
5850503006
5850503012
5860658001
5860847001
5860946001
5861000001
5861143001
5861267001
5861270001
5861303001
5861345001
5861513001
5861539001
5861738001
5861933001
5861938001
5861940001
5861944001
5861948001
5861951001
5861976001
5861993001
5861997001
5862000001
5862005001
5862011001
5862096001
5862098001
5862099001
5862100001
5862104001
5862119001
5862125001
5862125002
5862195001
5862202001
5862218001
5862379001
5862399001
5862450001
5862496001
5862659001
5862688001
5862701001
5862702001
5862705001	5862707001
5862709001
5862719001
5862735001
5862740001
5862741001
5862753001
5862757001
5862770001
5862777001
5862779001
5862781001
5862809001
5862827001
5862839001
5862852001
5862888001
5862892001
5862898001
5862900001
5862946001
5862947001
5862956001
5862959001
5862960001
5862980001
5862994001
5862995001
5863009001
5863041001
5863063001
5863070001
5863079001
5863115001
5863128001
5863153001
5863157001
5863160001
5863162001
5863168001
5863180001
5863181001
5863184001
5863219001
5863225001
5863250001
5863264001
5863280001
5863311001
5863328001
5863332001
5863341001
5863387001
5863418001
5863438001
5863440001
5863455001
5863460001
5863465001
5863493001
5863506001
5863514001	5863530001
5863542001
5863547001
5863548001
5863555001
5863590001
5863595001
5863607001
5863643001
5863645001
5863659001
5863680001
5863684001
5863705001
5863711001
5863720001
5863722001
5863769001
5863771001
5863774001
5863792001
5863797001
5863827001
5863830001
5863831001
5863834001
5863839001
5863842001
5863846001
5863849001
5863877001
5863878001
5863894001
5863898001
5863908001
5863910001
5863927001
5863931001
5863932001
5863935001
5863946001
5863954001
5863960001
5863995001
5864020001
5864032001
5864034001
5864037001
5864040001
5864066001
5864107001
5864131001
5864132001
5864135001
5864155001
5864172001
5864174001
5864178001
5864181001
5864188001
5864190001
5864213001

Schedule I-4	Loan Sale Agreement

5864233001
5864247001
5864260001
5864263001
5864279001
5864293001
5864295001
5864316001
5864319001
5864320001
5864330001
5864339001
5864375001
5864377001
5864396001
5864403001
5864409001
5864416001
5864417001
5864420001
5864422001
5864427001
5864431001
5864454001
5864459001
5864460001
5864475001
5864476001
5864477001
5864479001
5864487001
5864496001
5864497001
5864499001
5864502001
5864503001
5864512001
5864513001
5864515001
5864516001
5864520001
5864527001
5864529001
5864533001
5864535001
5864545001
5864604001
5864606001
5864609001
5864632001
5864638001
5864640001
5864643001
5864648001
5864654001
5864663001
5864691001
5864692001
5864723001
5864726001
5864731001
5864734001	5864809001
5864811001
5864813001
5864820001
5864828001
5864830001
5864865001
5864871001
5864872001
5864873001
5864874001
5864891001
5864906001
5864908001
5864945001
5864946001
5864956001
5864962001
5865025001
5865071001
5865081001
5865084001
5865087001
5865111001
5865113001
5865124001
5865150001
5865160001
5865163001
5865164001
5865172001
5865179001
5865197001
5865219001
5865240001
5865245001
5865263001
5865265001
5865280001
5865322001
5865332001
5865335001
5865357001
5865395001
5865396001
5865408001
5865415001
5865442001
5865448001
5865450001
5865472001
5865477001
5865497001
5865501001
5865512001
5865541001
5865544001
5865561001
5865568001
5865569001
5865574001
5865595001	5865599001
5865600001
5865605001
5865612001
5865641001
5865646001
5865648001
5865660001
5865665001
5865669001
5865672001
5865683001
5865707001
5865721001
5865726001
5865729001
5865744001
5865761001
5865816001
5865825001
5865831001
5865849001
5865851001
5865852001
5865857001
5865858001
5865865001
5865866001
5865882001
5865899001
5865902001
5865909001
5865918001
5865937001
5865949001
5866013001
5866040001
5866094001
5866095001
5866097001
5866109001
5866111001
5866114001
5866159001
5866165001
5866172001
5866214001
5866233001
5866237001
5866250001
5866271001
5866274001
5866332001
5866391001
5866399001
5866403001
5866408001
5866413001
5866425001
5866484001
5866494001
5866501001

Schedule I-5	Loan Sale Agreement

5866504001
5866513001
5866529001
5866534001
5866538001
5866542001
5866544001
5866557001
5866646001
5866651001
5866657001
5866666001
5866668001
5866669001
5866674001
5866682001
5866704001
5866713001
5866787001
5866788001
5866792001
5866799001
5866800001
5866808001
5866810001
5866816001
5866836001
5866845001
5866854001
5866880001
5866882001
5866944001
5866945001
5866947001
5866951001
5866963001
5866966001
5866967001
5866974001
5866977001
5866980001
5866988001
5867005001
5867019001
5867021001
5867031001
5867089001
5867107001
5867111001
5867115001
5867122001
5867124001
5867125001
5867131001
5867136001
5867146001
5867160001
5867165001
5867166001
5867170001
5867172001
5867176001	5867179001
5867200001
5867227001
5867231001
5867233001
5867244001
5867246001
5867248001
5867257001
5867267001
5867312001
5867313001
5867314001
5867315001
5867318001
5867323001
5867325001
5867362001
5867363001
5867381001
5867383001
5867405001
5867410001
5867411001
5867446001
5867454001
5867464001
5867517001
5867526001
5867559001
5867565001
5867818001
5867819001
5867864001
5868014001
5868082001
5868257001
5868305001
5868403001
5868522001
5868624001
5868870001
5869063001
5869065001
5869081001
5869112001
5869252001
5869253001
5869268001
5869278001
5869282001
5869285001
5869292001
5869354001
5869395001
5869495001
5869496001
5869503001
5869539001
5869561001
5870094001
5870261001	5870341001
5870357001
5870386001
5870550001
5870665001
5870696001
5870796001
5870803001
5870817001
5870883001
5870907001
5870913001
5870916001
5870926001
5870927001
5870979001
5870983001
5870990001
5871003001
5871045001
5871048001
5871060001
5871061001
5871064001
5871113001
5871139001
5871140001
5871141001
5871142001
5871143001
5871158001
5871255001
5871343001
5871365001
5871397001
5871400001
5871441001
5871443001
5871470001
5871500001
5871507001
5871512001
5871514001
5871526001
5871532001
5871602001
5871611001
5871624001
5871666001
5871756001
5871789001
5871819001
5871824001
5871828001
5871829001
5871832001
5871856002
5871964001
5871982001
5872028001
5872072001
5872075001

Schedule I-6	Loan Sale Agreement

5872094001
5872100001
5872105001
5872123001
5872126001
5872142001
5872143001
5872144001
5872145001
5872163001
5872168001
5872173001
5872207001
5872209001
5872219001
5872240001
5872246001
5872247001
5872249001
5872250001
5872281001
5872285001
5872306001
5872307001
5872317001
5872327001
5872330001
5872359001
5872367001
5872376001
5872380001
5872385001
5872388001
5872400001
5872411001
5872414001
5872416001
5872419001
5872422001
5872424001
5872432001
5872441001
5872444001
5872450001
5872452001
5872453001
5872456001
5872461001
5872462001
5872463001
5872469001
5872475001
5872479001
5872485001
5872488001
5872493001
5872496001
5872498001
5872504001
5872505001
5872513001
5872519001	5872520001
5872521001
5872525001
5872526001
5872550001
5872567001
5872569001
5872571001
5872577001
5872578001
5872580001
5872593001
5872599001
5872604001
5872605001
5872606001
5872613001
5872621001
5872622001
5872624001
5872625001
5872626001
5872628001
5872629001
5872632001
5872633001
5872634001
5872635001
5872638001
5872640001
5872641001
5872642001
5872643001
5872647001
5872649001
5872650001
5872651001
5872652001
5872653001
5872654001
5872655001
5872657001
5872658001
5872659001
5872660001
5872661001
5872662001
5872663001
5872664001
5872665001
5872666001
5872667001
5872668001
5872669001
5872671001
5872672001
5872676001
5872682001
5872702001
5872703001
5872712001
5872713001	5872717001
5872739001
5872744001
5872762001
5872773001
5872846001
5872930001
5872931001
5872951001
5872953001
5872955001
5872957001
5872977001
5872981001
5873002001
5873003001
5873027001
5873038001
5873047001
5873068001
5873072001
5873073001
5873074001
5873079001
5873082001
5873150001
5873155001
5873176001
5873177001
5873186001
5873187001
5873223001
5873224001
5873239001
5873256001
5873257001
5873258001
5873271001
5873284001
5873286001
5873289001
5873291001
5873293001
5873302001
5873332001
5873335001
5873338001
5873342001
5873359001
5873360001
5873375001
5873378001
5873379001
5873380001
5873386001
5873388001
5873399001
5873403001
5873404001
5873408001
5873410001
5873431001

Schedule I-7	Loan Sale Agreement

5873432001
5873436001
5873437001
5873443001
5873446001
5873447001
5873448001
5873449001
5873451001
5873453001
5873471001
5873499001
5873502001
5873503001
5873507001
5873510001
5873511001
5873512001
5873515001
5873517001
5873529001
5873538001
5873546001
5873550001
5873565001
5873566001
5873570001
5873584001
5873589001
5873598001
5873603001
5873614001
5873648001
5873659001
5873664001
5873667001
5873675001
5873676001
5873679001
5873683001
5873686001
5873692001
5873694001
5873701001
5873708001
5873709001
5873717001
5873718001
5873719001
5873724001
5873733001
5873738001
5873753001
5873760001
5873768001
5873776001
5873780001
5873781001
5873782001
5873825001
5873834001
5873838001	5873854001
5873858001
5873864001
5873865001
5873880001
5873882001
5873897001
5873900001
5873910014
5873910021
5873910025
5873910027
5873916001
5873934001
5873955001
5874032001
5874064001
5874071001
5874072001
5874093001
5874129001
5874131001
5874133001
5874157001
5874250001
5874269001
5874270001
5874279001
5874290001
5874291001
5874293001
5874296001
5874301001
5874311001
5874321001
5874334001
5874347001
5874375001
5874376001
5874377001
5874378001
5874380001
5874394001
5874414001
5874416001
5874428001
5874440001
5874459001
5874472001
5874518001
5874519001
5874533001
5874539001
5874540001
5874588001
5874607001
5874615001
5874616001
5874646001
5874652001
5874664001
5874665001	5874683001
5874688001
5874721001
5874723001
5874723002
5874731001
5874732001
5874754001
5874756001
5874806001
5874810001
5874814001
5874815001
5874819001
5874820001
5874833001
5874835001
5874836001
5874853001
5874854001
5874896001
5874909001
5874911001
5874912001
5874952001
5874961001
5874965001
5874969001
5874977001
5874995001
5875004001
5875018001
5875029001
5875044001
5875126001
5875135001
5875140001
5875171001
5875184001
5875231001
5875232001
5875233001
5875245001
5875273001
5875276001
5875287001
5875334001
5875338001
5875346001
5875347001
5875348001
5875383001
5875391001
5875397001
5875398001
5875404001
5875410001
5875414001
5875416001
5875424001
5875428001
5875432001

Schedule I-8	Loan Sale Agreement

5875451001
5875452001
5875453001
5875463001
5875468001
5875491001
5875499001
5875511001
5875514001
5875519001
5875571001
5875577001
5875582001
5875587001
5875618001
5875621001
5875639001
5875652001
5875679001
5875729001
5875741001
5875747001
5875789001
5875800001
5875804001
5875847001
5875860001
5875879001
5875916001
5875917001
5875921001
5875945001
5875962001
5875991001
5875992001
5875995001
5876003001
5876019001
5876030001
5876031001
5876033001
5876036001
5876047001
5876048001
5876051001
5876065001
5876079001
5876090001
5876105001
5876124001
5876132001
5876134001
5876176001
5876186001
5876194001
5876196001
5876204001
5876221001
5876235001
5876259001
5876260001
5876261001	5876262001
5876265001
5876272001
5876298001
5876318001
5876325001
5876334001
5876339001
5876375001
5876376001
5876381001
5876384001
5876385001
5876395001
5876403001
5876406001
5876411001
5876418001
5876419001
5876423001
5876443001
5876447001
5876450001
5876458001
5876459001
5876497001
5876498001
5876508001
5876509001
5876513001
5876516001
5876528001
5876536001
5876537001
5876543001
5876546001
5876547001
5876548001
5876552001
5876554001
5876555001
5876556001
5876575001
5876582001
5876591001
5876593001
5876596001
5876598001
5876606001
5876608001
5876623001
5876630001
5876633001
5876639001
5876641001
5876645001
5876648001
5876650001
5876662001
5876672001
5876673001
5876676001	5876680001
5876682001
5876687001
5876694001
5876695001
5876696001
5876717001
5876720001
5876728001
5876729001
5876733001
5876735001
5876737001
5876740001
5876767001
5876781001
5876784001
5876795001
5876798001
5876801001
5876802001
5876803001
5876806001
5876815001
5876837001
5876844001
5876846001
5876849001
5876853001
5876856001
5876871001
5876879001
5876891001
5876896001
5876900001
5876907001
5876923001
5876927001
5876930001
5876934001
5876940001
5876971001
5876982001
5876983001
5876984001
5876995001
5877004001
5877008001
5877009001
5877011001
5877017001
5877020001
5877021001
5877030001
5877059001
5877060001
5877070001
5877088001
5877095001
5877099001
5877108001
5877120001

Schedule I-9	Loan Sale Agreement

5877128001
5877135001
5877139001
5877145001
5877149001
5877151001
5877152001
5877155001
5877159001
5877164001
5877179001
5877180001
5877184001
5877186001
5877197001
5877201001
5877203001
5877203002
5877212001
5877217001
5877231001
5877234001
5877244001
5877252001
5877259001
5877263001
5877276001
5877287001
5877293001
5877298001
5877303001
5877308001
5877314001
5877317001
5877323001
5877325001
5877334001
5877335001
5877344001
5877347001
5877357001
5877374001
5877377001
5877390001
5877391001
5877441001
5877453001
5877454001
5877457001
5877458001
5877459001
5877460001
5877461001
5877474001
5877489001
5877492001
5877494001
5877501001
5877528001
5877565001
5877587001
5877604001	5877606001
5877608001
5877609001
5877626001
5877647001
5877650001
5877665001
5877667001
5877680001
5877708001
5877741001
5877742001
5877743001
5877750001
5877764001
5877765001
5877790001
5877799001
5877808001
5877827001
5877828001
5877830001
5877833001
5877858001
5877864001
5877884001
5877893001
5877895001
5877896001
5877898001
5877933001
5877934001
5877953001
5877954001
5877957001
5877967001
5877969001
5877988001
5878005001
5878009001
5878019001
5878020001
5878021001
5878025001
5878028001
5878046001
5878055001
5878066001
5878104001
5878128001
5878136001
5878139001
5878140001
5878144001
5878146001
5878151001
5878170001
5878172001
5878177001
5878179001
5878180001
5878183001	5878192001
5878195001
5878201001
5878205001
5878207001
5878211001
5878232001
5878234001
5878236001
5878238001
5878239001
5878241001
5878242001
5878248001
5878251001
5878252001
5878253001
5878254001
5878255001
5878260001
5878262001
5878263001
5878264001
5878270001
5878279001
5878281001
5878286001
5878289001
5878296001
5878301001
5878302001
5878303001
5878307001
5878311001
5878312001
5878314001
5878315001
5878319001
5878322001
5878329001
5878358002
5878364001
5878366001
5878369001
5878382003
5878391001
5878399001
5878404001
5878409001
5878416001
5878419001
5878420001
5878439001
5878447001
5878451001
5878452001
5878456001
5878465001
5878469001
5878487001
5878488001
5878497001

Schedule I-10	Loan Sale Agreement

5878515001
5878516001
5878519001
5878521001
5878527001
5878530001
5878535001
5878544001
5878545001
5878546001
5878547001
5878548001
5878552001
5878561001
5878562001
5878568001
5878585001
5878596001
5878606001
5878611001
5878621001
5878628001
5878629001
5878630001
5878631001
5878634001
5878637001
5878639001
5878642001
5878644001
5878660001
5878661001
5878662001
5878666001
5878667001
5878678001
5878680001
5878689001
5878690001
5878694001
5878732001
5878735001
5878742001
5878744001
5878748001
5878750001
5878754001
5878756001
5878781001
5878793001
5878794001
5878798001
5878823001
5878845001
5878865001
5878878001
5878880001
5878882001
5878925001
5878926001
5878949001
5878950001	5879020001
5879024001
5879025001
5879026001
5879062001
5879084001
5879121001
5879127001
5879128001
5879131001
5879181001
5879183001
5879187001
5879189001
5879202001
5879245001
5879263002
5879292001
5879314001
5879331001
5879340001
5879341001
5879344001
5879345001
5879368001
5879369001
5879370001
5879371001
5879372001
5879385001
5879388001
5879409001
5879412001
5879413001
5879431001
5879444001
5879445001
5879467001
5879477001
5879494001
5879498001
5879520001
5879526001
5879543001
5879551001
5879560001
5879561001
5879562001
5879564001
5879565001
5879579001
5879594001
5879604001
5879608001
5879633001
5879634001
5879635001
5879637001
5879639001
5879640001
5879641001
5879644001	5879652001
5879654001
5879658001
5879663001
5879665001
5879669001
5879687001
5879688001
5879689001
5879691001
5879696001
5879701001
5879704001
5879708001
5879709001
5879710001
5879711001
5879729001
5879730001
5879735001
5879737001
5879738001
5879744001
5879745001
5879749001
5879751001
5879754001
5879768001
5879772001
5879779001
5879780001
5879782001
5879783001
5879788001
5879790001
5879791001
5879793001
5879796001
5879797001
5879799001
5879800001
5879804001
5879805001
5879806001
5879807001
5879808001
5879809001
5879810001
5879811001
5879812001
5879813001
5879814001
5879815001
5879823001
5879825001
5879826001
5879828001
5879841001
5879843001
5879844001
5879847001
5879872001

Schedule I-11	Loan Sale Agreement

5879874001
5879882001
5879884001
5879886001
5879887001
5879888001
5879891001
5879894001
5879896001
5879899001
5879906001
5879909001
5879910001
5879911001
5879912001
5879922001
5879924001
5879926001
5879928001
5879929001
5879930001
5879933001
5879940001
5879952001
5879955001
5879956001
5879958001
5879959001
5879961001
5879968001
5879972001
5879973001
5879974001
5879975001
5879984001
5879987001
5879988001
5879990001
5879995001
5880008001
5880009001
5880011001
5880015001
5880016001
5880017001
5880020001
5880022001
5880030001
5880031001
5880033001
5880034001
5880036001
5880037002
5880038001
5880040001
5880041001
5880042001
5880046001
5880048001
5880049001
5880050001
5880053001	5880054001
5880056001
5880058001
5880066001
5880067001
5880068001
5880069001
5880074001
5880077001
5880079001
5880081001
5880082001
5880083001
5880085001
5880087001
5880088001
5880096001
5880098001
5880099001
5880102001
5880105001
5880107001
5880108001
5880109001
5880115001
5880121001
5880123001
5880124001
5880127001
5880130001
5880131001
5880133001
5880135001
5880136001
5880144001
5880147001
5880150001
5880157001
5880160001
5880162001
5880163001
5880165001
5880167001
5880170001
5880171001
5880172001
5880173001
5880175001
5880176001
5880177001
5880181001
5880183001
5880185001
5880186001
5880187001
5880191001
5880192001
5880194001
5880199001
5880203001
5880204001
5880207001	5880210001
5880212001
5880213001
5880214001
5880222001
5880227001
5880228001
5880229001
5880231001
5880234001
5880236001
5880237001
5880243001
5880245001
5880247001
5880248001
5880249001
5880250001
5880251001
5880255001
5880256001
5880257001
5880260001
5880261001
5880262001
5880264001
5880266001
5880267001
5880270001
5880273001
5880275001
5880278001
5880280001
5880281001
5880282001
5880283001
5880286001
5880287001
5880288001
5880289001
5880290001
5880293001
5880294001
5880295001
5880296001
5880297001
5880314001
5880315001
5880317001
5880318001
5880319001
5880320001
5880323001
5880325001
5880336001
5880339001
5880341001
5880342001
5880344001
5880345001
5880346001
5880348001

Schedule I-12	Loan Sale Agreement

5880361001
5880362001
5880364001
5880365001
5880370001
5880371001
5880374001
5880376001
5880378001
5880380001
5880381001
5880382001
5880385001
5880386001
5880388001
5880398001
5880405001
5880406001
5880407001
5880409001
5880414001
5880419001
5880420001
5880422001
5880424001
5880426001
5880427001
5880428001
5880429001
5880431001
5880435001
5880436001
5880437001
5880443001
5880451001
5880452001
5880454001
5880457001
5880458001
5880459001
5880460001
5880461001
5880462001
5880463001
5880466001
5880469001
5880474001
5880477001
5880478001
5880479001
5880485001
5880486001
5880497001
5880499001
5880500001
5880501001
5880502001
5880503001
5880504001
5880505001
5880508001
5880509001	5880511001
5880512001
5880515001
5880516001
5880519001
5880529001
5880541001
5880542001
5880560001
5880562001
5880563001
5880564001
5880566001
5880567001
5880568001
5880569001
5880571001
5880573001
5880575001
5880576001
5880579001
5880581001
5880583001
5880585001
5880586001
5880587001
5880588001
5880592001
5880613001
5880616001
5880618001
5880639001
5880640001
5880641001
5880642001
5880643001
5880644001
5880645001
5880646001
5880647001
5880648001
5880649001
5880651001
5880653001
5880657001
5880659001
5880664001
5880666001
5880668001
5880670001
5880671001
5880674001
5880675001
5880678001
5880679001
5880680001
5880685001
5880689001
5880691001
5880694001
5880695001
5880695002	5880702001
5880704001
5880705001
5880715001
5880716001
5880720001
5880721001
5880722001
5880724001
5880725001
5880726001
5880727001
5880728001
5880749001
5880753001
5880757001
5880758001
5880761001
5880764001
5880765001
5880766001
5880768001
5880795001
5880803001
5880804001
5880806001
5880807001
5880842001
5880843001
5880845001
5880847001
5880860001
5880873001
5880892001
5880898001
5880899001
5880900001
5880901001
5880902001
5880904001
5880906001
5880908001
5880915001
5880917001
5880918001
5880922001
5880928001
5880932001
5880936001
5880938001
5880940001
5880941001
5880943001
5880945001
5880946001
5880952001
5880953001
5880958001
5880961001
5880963001
5880965001
5880966001

Schedule I-13	Loan Sale Agreement

5880967001
5880969001
5880971001
5880975001
5880977001
5880979001
5880981001
5880989001
5880992001
5880994001
5880999001
5881000001
5881002001
5881003001
5881005001
5881006001
5881007001
5881008001
5881009001
5881010001
5881023001
5881024001
5881027001
5881028001
5881032001
5881033001
5881034001
5881035001
5881036001
5881047001
5881050001
5881051001
5881052001
5881053001
5881054001
5881055001
5881056001
5881058001
5881060001
5881063001
5881067001
5881073001
5881074001
5881078001
5881079001
5881082001
5881085001
5881086001
5881091001
5881100001
5881101001
5881103001
5881106001
5881112001
5881113001
5881114001
5881116001
5881119001
5881120001
5881122001
5881123001
5881125001	5881127001
5881130001
5881135001
5881136001
5881137001
5881138001
5881139001
5881140001
5881141001
5881142001
5881143001
5881147001
5881156001
5881159001
5881166001
5881169001
5881174001
5881175001
5881177001
5881180001
5881182001
5881183001
5881184001
5881186001
5881187001
5881188001
5881189001
5881192001
5881198001
5881202001
5881203001
5881204001
5881205001
5881206001
5881207001
5881209001
5881210001
5881214001
5881219001
5881221001
5881222001
5881223001
5881225001
5881226001
5881227001
5881228001
5881232001
5881237001
5881240001
5881241001
5881246001
5881247001
5881248001
5881249001
5881250001
5881252001
5881253001
5881254001
5881255001
5881257001
5881259001
5881260001	5881264001
5881266001
5881267001
5881268001
5881269001
5881270001
5881277001
5881283001
5881284001
5881285001
5881287001
5881289001
5881292001
5881294001
5881302001
5881303001
5881304001
5881305001
5881306001
5881307001
5881308001
5881312001
5881315001
5881316001
5881317001
5881319001
5881320001
5881325001
5881326001
5881328001
5881329001
5881330001
5881333001
5881335001
5881338001
5881339001
5881341001
5881346001
5881351001
5881352001
5881354001
5881355001
5881362001
5881363001
5881368001
5881372001
5881373001
5881374001
5881377001
5881378001
5881379001
5881380001
5881381001
5881382001
5881386001
5881388001
5881389001
5881391001
5881392001
5881393001
5881396001
5881397001

Schedule I-14	Loan Sale Agreement

5881401001
5881405001
5881408001
5881409001
5881413001
5881417001
5881418001
5881421001
5881422001
5881423001
5881424001
5881425001
5881426001
5881432001
5881433001
5881435001
5881442001
5881445001
5881446001
5881449001
5881450001
5881452001
5881453001
5881454001
5881455001
5881456001
5881457001
5881458001
5881459001
5881461001
5881462001
5881464001
5881466001
5881467001
5881468001
5881475001
5881477001
5881478001
5881479001
5881486001
5881488001
5881489001
5881493001
5881497001
5881498001
5881502001
5881504001
5881505001
5881506001
5881508001
5881509001
5881513001
5881514001
5881517001
5881518001
5881519001
5881520001
5881521001
5881522001
5881523001
5881524001
5881525001	5881531001
5881534001
5881536001
5881539001
5881541001
5881544001
5881545001
5881547001
5881548001
5881549001
5881550001
5881551001
5881559001
5881560001
5881561001
5881562001
5881564001
5881566001
5881567001
5881569001
5881572001
5881577001
5881580001
5881581001
5881583001
5881584001
5881585001
5881586001
5881593001
5881594001
5881601001
5881602001
5881606001
5881609001
5881611001
5881614001
5881616001
5881617001
5881619001
5881620001
5881623001
5881624001
5881625001
5881631001
5881632001
5881633001
5881634001
5881635001
5881637001
5881639001
5881641001
5881644001
5881645001
5881647001
5881648001
5881651001
5881652001
5881653001
5881656001
5881657001
5881665001
5881669001	5881670001
5881671001
5881672001
5881676001
5881679001
5881686001
5881687001
5881689001
5881693001
5881696001
5881697001
5881698001
5881699001
5881700001
5881702001
5881703001
5881704001
5881711001
5881712001
5881713001
5881716001
5881721001
5881725001
5881726001
5881731001
5881732001
5881734001
5881738001
5881739001
5881741001
5881744001
5881745001
5881750001
5881751001
5881752001
5881753001
5881754001
5881755001
5881763001
5881765001
5881775001
5881778001
5881779001
5881780001
5881781001
5881783001
5881784001
5881785001
5881788001
5881789001
5881793001
5881795001
5881796001
5881797001
5881798001
5881799001
5881800001
5881801001
5881805001
5881806001
5881814001
5881816001

Schedule I-15	Loan Sale Agreement

5881821001
5881824001
5881825001
5881826001
5881831001
5881836001
5881837001
5881838001
5881841001
5881847001
5881848001
5881849001
5881851001
5881856001
5881857001
5881859001
5881860001
5881861001
5881862001
5881878001
5881879001
5881881001
5881887001
5881893001
5881895001
5881898001
5881900001
5881905001
5881909001
5881910001
5881911001
5881912001
5881913001
5881914001
5881915001
5881916001
5881917001
5881918001
5881923001
5881927001
5881933001
5881936001
5881938001
5881939001
5881946001
5881951001
5881952001
5881954001
5881955001
5881956001
5881957001
5881959001
5881964001
5881967001
5881969001
5881973001
5881975001
5881976001
5881977001
5881978001
5881979001
5881980001	5881984001
5881986001
5881987001
5881988001
5881989001
5881990001
5881993001
5881994001
5881998001
5881999001
5882000001
5882006001
5882007001
5882015001
5882016001
5882019001
5882022001
5882023001
5882024001
5882026001
5882031001
5882032001
5882034001
5882035001
5882036001
5882038001
5882040001
5882042001
5882045001
5882049001
5882050001
5882051001
5882052001
5882053001
5882054001
5882055001
5882056001
5882057001
5882065001
5882073001
5882074001
5882076001
5882084001
5882085001
5882086001
5882089001
5882092001
5882094001
5882095001
5882096001
5882097001
5882098001
5882107001
5882110001
5882111001
5882113001
5882114001
5882115001
5882116001
5882122001
5882127001
5882128001	5882129001
5882133001
5882135001
5882136001
5882137001
5882138001
5882139001
5882142001
5882143001
5882144001
5882146001
5882147001
5882151001
5882153001
5882155001
5882158001
5882159001
5882162001
5882165001
5882169001
5882171001
5882172001
5882173001
5882183001
5882184001
5882185001
5882186001
5882188001
5882189001
5882191001
5882192001
5882201001
5882204001
5882205001
5882211001
5882212001
5882214001
5882216001
5882217001
5882221001
5882222001
5882223001
5882225001
5882227001
5882229001
5882230001
5882234001
5882248001
5882249001
5882250001
5882251001
5882252001
5882254001
5882257001
5882258001
5882259001
5882261001
5882262001
5882264001
5882265001
5882266001
5882267001

Schedule I-16	Loan Sale Agreement

5882268001
5882270001
5882279001
5882280001
5882283001
5882285001
5882286001
5882287001
5882288001
5882290001
5882291001
5882292001
5882293001
5882294001
5882295001
5882296001
5882297001
5882298001
5882301001
5882305001
5882306001
5882307001
5882308001
5882309001
5882310001
5882311001
5882314001
5882315001
5882316001
5882318001
5882329001
5882337001
5882340001
5882341001
5882342001
5882345001
5882346001
5882355001
5882367001
5882368001
5882370001
5882373001
5882374001
5882375001
5882376001
5882377001
5882378001
5882381001
5882382001
5882383001
5882390001
5882391001
5882392001
5882395001
5882396001
5882397001
5882398001
5882400001
5882401001
5882404001
5882405001
5882409001	5882412001
5882412002
5882413001
5882415001
5882416001
5882417001
5882421001
5882422001
5882424001
5882425001
5882428001
5882429001
5882430001
5882431001
5882433001
5882435001
5882438001
5882439001
5882442001
5882445001
5882447001
5882449001
5882455001
5882456001
5882458001
5882460001
5882461001
5882462001
5882463001
5882464001
5882465001
5882466001
5882469001
5882478001
5882483001
5882485001
5882487001
5882488001
5882489001
5882491001
5882494001
5882495001
5882496001
5882497001
5882498001
5882499001
5882500001
5882501001
5882503001
5882504001
5882506001
5882507001
5882508001
5882509001
5882513001
5882524001
5882528001
5882529001
5882531001
5882532001
5882533001
5882535001	5882537001
5882541001
5882545001
5882546001
5882547001
5882548001
5882549001
5882550001
5882551001
5882552001
5882558001
5882559001
5882564001
5882569001
5882570001
5882571001
5882572001
5882574001
5882576001
5882577001
5882578001
5882579001
5882584001
5882590001
5882591001
5882592001
5882597001
5882602001
5882603001
5882605001
5882606001
5882607001
5882608001
5882621001
5882625001
5882629001
5882631001
5882633001
5882635001
5882636001
5882637001
5882638001
5882642001
5882651001
5882653001
5882654001
5882658001
5882659001
5882660001
5882665001
5882667001
5882673001
5882677001
5882679001
5882680001
5882684001
5882688001
5882695001
5882697001
5882701001
5882704001
5882705001

Schedule I-17	Loan Sale Agreement

5882708001
5882710001
5882712001
5882716001
5882717001
5882718001
5882719001
5882720001
5882721001
5882722001
5882724001
5882725001
5882726001
5882727001
5882738001
5882742001
5882743001
5882775001
5882776001
5882777001
5882778001
5882780001
5882781001
5882782001
5882786001
5882787001
5882788001
5882789001
5882792001
5882796001
5882800001
5882801001
5882802001
5882803001
5882804001
5882805001
5882806001
5882807001
5882822001
5882828001
5882829001
5882830001
5882832001
5882835001
5882843001
5882844001
5882847001
5882850001
5882851001
5882852001
5882857001
5882859001
5882861001
5882863001
5882865001
5882866001
5882869001
5882872001
5882873001
5882875001
5882877001
5882880001	5882881001
5882882001
5882883001
5882884001
5882888001
5882889001
5882890001
5882892001
5882893001
5882894001
5882895001
5882896001
5882897001
5882898001
5882899001
5882900001
5882903001
5882904001
5882905001
5882906001
5882908001
5882910001
5882911001
5882919001
5882922001
5882923001
5882925001
5882927001
5882928001
5882929001
5882931001
5882933001
5882934001
5882939001
5882940001
5882943001
5882944001
5882945001
5882947001
5882948001
5882949001
5882950001
5882951001
5882955001
5882957001
5882958001
5882959001
5882960001
5882962001
5882964001
5882970001
5882973001
5882974001
5882976001
5882978001
5882980001
5882981001
5882982001
5882983001
5882985001
5882986001
5882987001	5882989001
5882990001
5882992001
5882993001
5882994001
5882995001
5882996001
5882997001
5882998001
5883000001
5883002001
5883003001
5883007001
5883008001
5883013001
5883014001
5883016001
5883020001
5883022001
5883023001
5883024001
5883025001
5883026001
5883027001
5883028001
5883031001
5883031002
5883031003
5883031004
5883031005
5883034001
5883036001
5883037001
5883037002
5883037003
5883037004
5883037005
5883037006
5883042001
5883043001
5883046001
5883048001
5883049001
5883050001
5883054001
5883056001
5883059001
5883060001
5883061001
5883062001
5883064001
5883065001
5883079001
5883080001
5883081001
5883082001
5883083001
5883085001
5883086001
5883087001
5883088001
5883089001

Schedule I-18	Loan Sale Agreement

5883091001
5883095001
5883098001
5883099001
5883100001
5883101001
5883103001
5883104001
5883105001
5883106001
5883107001
5883108001
5883109001
5883111001
5883112001
5883113001
5883117001
5883119001
5883120001
5883121001
5883122001
5883124001
5883126001
5883127001
5883128001
5883129001
5883130001
5883131001
5883133001
5883134001
5883135001
5883139001
5883142001
5883143001
5883144001
5883145001
5883146001
5883147001
5883148001
5883149001
5883150001
5883151001
5883154001
5883156001
5883157001
5883160001
5883161001
5883162001
5883163001
5883164001
5883165001
5883166001
5883172001
5883176001
5883178001
5883180001
5883181001
5883182001
5883183001
5883184001
5883185001
5883186001	5883188001
5883191001
5883193001
5883194001
5883195001
5883196001
5883197001
5883198001
5883199001
5883200001
5883201001
5883202001
5883203001
5883204001
5883205001
5883206001
5883208001
5883209001
5883210001
5883211001
5883212001
5883221001
5883225001
5883226001
5883227001
5883228001
5883230001
5883231001
5883233001
5883234001
5883235001
5883236001
5883239001
5883240001
5883241001
5883242001
5883242002
5883242003
5883244001
5883245001
5883246001
5883247001
5883252001
5883253001
5883257001
5883259001
5883260001
5883261001
5883262001
5883263001
5883265001
5883267001
5883270001
5883274001
5883282001
5883283001
5883286001
5883289001
5883290001
5883292001
5883293001
5883294001	5883299001
5883307001
5883308001
5883309001
5883310001
5883311001
5883312001
5883313001
5883315001
5883317001
5883319001
5883320001
5883322001
5883333001
5883335001
5883338001
5883344001
5883348001
5883353001
5883354001
5883358001
5883359001
5883360001
5883362001
5883363001
5883364001
5883365001
5883366001
5883368001
5883369001
5883378001
5883379001
5883389001
5883398001
5883399001
5883400001
5883401001
5883403001
5883403002
5883403003
5883404001
5883411001
5883412001
5883414001
5883415001
5883417001
5883418001
5883419001
5883420001
5883421001
5883422001
5883423001
5883424001
5883425001
5883426001
5883427001
5883428001
5883429001
5883430001
5883431001
5883433001
5883434001

Schedule I-19	Loan Sale Agreement

5883436001
5883442001
5883444001
5883446001
5883447001
5883448001
5883449001
5883450001
5883451001
5883452001
5883453001
5883455001
5883456001
5883457001
5883458001
5883459001
5883460001
5883461001
5883462001
5883463001
5883465001
5883467001
5883469001
5883470001
5883471001
5883472001
5883477001
5883478001
5883479001
5883490001
5883491001
5883495001
5883496001
5883497001
5883498001
5883499001
5883501001
5883505001
5883506001
5883509001
5883510001
5883512001
5883513001
5883514001
5883515001
5883516001
5883524001
5883527001
5883529001
5883531001
5883534001
5883536001
5883537001
5883538001
5883539001
5883540001
5883541001
5883542001
5883543001
5883545001
5883550001
5883551001	5883553001
5883554001
5883557001
5883559001
5883560001
5883561001
5883562001
5883563001
5883564001
5883569001
5883570001
5883571001
5883573001
5883576001
5883578001
5883579001
5883580001
5883581001
5883588001
5883593001
5883596001
5883598001
5883600001
5883604001
5883606001
5883607001
5883610001
5883611001
5883615001
5883616001
5883618001
5883620001
5883621001
5883623001
5883625001
5883626001
5883627001
5883628001
5883630001
5883631001
5883632001
5883634001
5883635001
5883638001
5883641001
5883644001
5883646001
5883650001
5883651001
5883653001
5883654001
5883658001
5883659001
5883664001
5883666001
5883673001
5883678001
5883683001
5883689001
5883693001
5883694001
2099585003	2099591002
4114239015
4114239016
4144386004
4147410010
4169500002
4171597003
4191625002
4205452003
4212169008
4215523002
4218813016
4218813017
4224585009
4253500003
4253500019
4255524002
4260705003
4270375002
4271175009
4275626002
4278984001
4285767003
4287636007
4293507002
4294357006
4303397001
4307539001
4309409002
4313165001
4314605001
4315662002
4318566004
4319266001
4319425001
4319425002
4320511001
4322647007
4322647008
4322994001
4323387001
4323837001
4325767001
4326863001
4326863002
4328410002
4328790001
4335314001
4344238001
4346975030
4349442007
4350422001
4351919001
4354080009
4354777003
4355935001
4359911004
4369886004
4374975006
4381315003
4389451011
4391223006

Schedule I-20	Loan Sale Agreement

4395483001
4398882012
4399448020
4401917004
4425066003
4438088002
4448565005
4448725003
4464296018
4464862003
4465971022
4465971027
4467083001
4470162001
4474021003
4488117001
4491050001
4491492004
4498502002
6991300004
7150490003
7176636006
7194014004
7286437002
7330476002
7341415002
7406513004
7426995003
7429165005
7516126001
7526202001
7558672001
7578048001
7579836001
7584455001
7586394001
7586697001
7590855001
7592364001
7593694001
7600987001
7601500001
7603169001
7606052001
7606061001
7606187001
7607700001
7616108001
7616914001
7619774001
8311225006
8311532002
8324025003
8328850010
8332509002
8333206001
8340831001
8341270002
8343980002
8347020001
8347737002
8347737003	8351903001
8352225002
8354246001
8356509004
8358460001
8358601002
8359049001
8359408001
8359550001
8360337001
8361782001
8362391002
8362727001
8362727002
8362753001
8362773001
8362894001
8362895001
8362933001
8363215001
8363256001
8363363001
8363363002
8363363003
8363363004
8363363006
8363369001
8363373003
8363425001
8363467001
8363627001
8364199001
8364497001
8364503001
8364629001
8366014001
8366016001
8366016002
8366156001
8366180001
8367988001
8368350001
8368886001
8368904001
8369348001
8369673002
8369942002
8369943001
8369946001
8369951002
8370168001
8370236001
8370478002
8370478003
8370517002
8370517003
8370560001
8370765001
8370810001
8370845001
8371122001
8371608002	8371977002
8373327002
8374110001
8374110002
8376327002
8377093003
8377204001
8377204002
8378505002
8378505003
8380453001
8380455002
8380455004
8380598002
8381139001
8381639001
8385620001
8385955001
8385965002
8386175001
8387545002
8387587002
8388368002
8388368003
8389102001
8389148001
8389452001
8390133001
8390591001
8391884001
8392343001
8393892001
8394230001
8394875001
8394875002
8395116002
8395181001
8395902001
8396412001
8397506001
8398144001
8398152001
8398214001
8398295002
8398401002
8398401003
8398401004
8401072001
8401274001
8401288001
8401620001
8401914001
8401914002
8401967001
8402209001
8402646002
8402646003
8402771001
8402877001
8403359001
8403375001
8403863001

Schedule I-21	Loan Sale Agreement

8404604001
8404943001
8405033001
8405229001
8405515001
8405561001
8406047001
8406337001
8406547001
8406657001
8406709001
8406820001
8406967001
8407082001
8407437001
8407893001
8407935001
8408044001
8408209001
8408294001
8408565001
8408646001
8408680001	8408786001
8408811001
8408890001
8408930001
8409129001
8409165001
8409170001
8409574001
8409626001
8410904001
8411450001
8411859001
8411909001
8412040001
8412073001
8412650001
8412730001
8412929001
8413087001
8413973001
8413979001
8415127001
8415750002	8416057001
8416309001
8416359001
8416552002
8417002001
8417417001
8417451001
8418114001
8418580001
8418882001
8419601001
8419925001
8420436001
8420703001
8420717001
8421562001
8421562002
8422306001
8422312001
8422473001
9014200008

Schedule I-22	Loan Sale Agreement

Schedule II
Schedule of GECITS Loans
Loan Numbers

4161865003
4175073003
4188759002
4253512003
4253512004
4262499002
4301127004
4341146001
4341727001
4343612001
4362195003
4403161011
4414493004
4414493005
4414493006
4414755006
4427626005
4441818002
4447255004
4481581005
4494911007
7115291002
7237747002
7329297002	7549190001
7562145001
7572170001
7585318001
7589448001
7602359001
7604839001
8318710003
8320047005
8320047006
8325231003
8329198001
8331830002
8332037003
8372409001
8381166001
8390207001
8390293001
8395190001
8396224001
8401687001
8404021001
8404021002
8418658001

Schedule II-1	Loan Sale Agreement

Schedule III
Schedule of VFS Loans
Loan Numbers

2099379003
3001434024
4052582002
4065492009
4111444004
4125966008
4127417003
4132322040
4132322041
4139688068
4139688069
4143575007
4143968006
4144433008
4149010005
4153257003
4156162011
4157645002
4158045002
4158386012
4158386015
4158386016
4158386017
4159185019
4159185020
4165096004
4165404003
4166640006
4167248004
4167890002
4168134008
4168377009
4174082004
4177832003
4182261005
4183504011
4183649007
4183649018
4185589003
4185589004
4187131013
4188132008
4189085020
4189710012
4191295013
4192019004
4193316005
4195080010
4198518002
4201156012
4204401004
4205093002
4206769004
4214005002	4214005003
4216267002
4217601005
4217715083
4221098069
4221131007
4221131008
4221137019
4221888005
4224581004
4224581005
4225151033
4225571003
4231944006
4244039038
4244039039
4245717002
4250037002
4254936002
4255932004
4255932005
4259919019
4260374004
4262745001
4264154002
4264443011
4264443012
4264443013
4265877021
4265890003
4267193005
4270069002
4273620007
4274071003
4274201002
4275124002
4275662003
4275903007
4278364003
4278501002
4283017002
4286554004
4287782002
4288280019
4288280020
4291228003
4291904026
4292640005
4293081001
4293081002
4293081006
4295172007
4295609017
4295670010	4295670012
4295670013
4296703001
4297248002
4297275004
4297834004
4297858005
4298832002
4298832004
4299215011
4299215014
4299648002
4300571004
4302268003
4303149002
4303149003
4303149005
4303166001
4304024001
4304943001
4305735002
4305819004
4306616001
4306870001
4307416007
4308170004
4308179001
4308369001
4309422004
4309528005
4310270002
4310586001
4310629006
4310988014
4311240012
4311718001
4314705004
4315151001
4315496003
4315565001
4316125001
4316406001
4316545001
4316642001
4316642002
4318253001
4318482004
4319869001
4320403001
4321239001
4321665003
4321985001
4322370002
4322674001

Schedule III-1	Loan Sale Agreement

4322946006
4323125001
4323220002
4323531001
4323610001
4323630001
4323769002
4323845001
4324054001
4324791001
4325212001
4325424004
4326540004
4326636001
4326919001
4327171002
4327563001
4327690001
4328463001
4328785001
4328866001
4329206001
4329292005
4329676010
4329676011
4330180004
4330250001
4330359001
4330770001
4330772001
4330849001
4331563001
4331563002
4331905001
4331905002
4331933001
4331948002
4332329001
4332453002
4332848001
4333061001
4333784001
4334939001
4334992001
4335333004
4335333005
4335333006
4335333007
4335556001
4335873001
4335916005
4336196001
4336528001
4336777001
4338074003
4338481001
4339162001
4339287001
4339850006
4340040003
4340348001
4341707001	4342301004
4342793001
4342943047
4342974007
4343005002
4343055001
4343055004
4343340005
4344921001
4345038003
4345203001
4345544003
4345544004
4345643002
4345839001
4345843005
4345843006
4345843008
4345920003
4346110009
4346825001
4347057001
4347928003
4348105001
4348195002
4348195003
4348491001
4348746001
4348792005
4349165001
4349940001
4350520001
4350775009
4350775010
4350975002
4351933002
4352300002
4352544001
4352791004
4352802001
4352877001
4353006001
4353828001
4354854001
4354998008
4355124001
4355803002
4355875003
4356015001
4356126004
4356222001
4357716002
4357786001
4357932004
4359056001
4359256004
4359540001
4360013008
4360123001
4361093001
4361452009
4364027005	4365371005
4366168004
4366476007
4367464012
4367834002
4368241001
4368885005
4368885006
4370254002
4371104002
4371344004
4371344005
4373034002
4373283009
4375420006
4375420007
4376530002
4376956003
4377910001
4379084006
4381124014
4381196003
4382277002
4383470001
4384453001
4384820008
4385056005
4385148003
4385589006
4385826003
4385849006
4385855005
4386283008
4386283009
4386290001
4386763011
4387235004
4387752002
4387953004
4388821003
4390122003
4390275005
4390275006
4390275007
4391348003
4391440009
4391440010
4392013006
4392013007
4395359005
4396499007
4398720007
4398720008
4398720009
4399147003
4399542003
4399542004
4403696005
4403696006
4404115002
4405388005
4406576003

Schedule III-2	Loan Sale Agreement

4406811002
4408293002
4408490009
4408490010
4409198020
4410209007
4410443002
4411207002
4411854003
4413052003
4413194007
4413303003
4413303004
4413386003
4413442002
4414804003
4414875003
4414882003
4415152003
4415411005
4415706003
4416836004
4416920004
4417350003
4418230002
4418668001
4419510003
4419511004
4419875004
4420251003
4422856003
4423781003
4425601005
4426110003
4426349003
4427269003
4427269004
4427819003
4431774004
4431774005
4431774006
4431814003
4432035007
4432098007
4432920002
4433327008
4434003006
4434015006
4434587003
4435572015
4435572019
4436482003
4437297002
4438211003
4439037003
4439089003
4440610007
4441833002
4441992008
4442400006
4442761005
4442804005	4442911010
4442911012
4443089008
4443089009
4443106002
4443112001
4443115004
4443115005
4443431005
4443826001
4444944003
4447582004
4448570003
4449238005
4450220005
4452681001
4454354004
4457001002
4457212002
4457690002
4458190005
4460115003
4460115004
4460115005
4460124001
4460477006
4461983001
4462231002
4462603003
4463824001
4464794005
4465093004
4465162002
4465314006
4466285002
4466703001
4467183001
4468796002
4468999001
4469545001
4469607001
4469761003
4470200001
4470799001
4471429022
4472044002
4472046001
4472160001
4472670003
4473089001
4473771001
4473959003
4475851001
4476247002
4476311001
4476565002
4476693002
4476786002
4477374001
4477926001
4478504001
4478519001	4479555003
4480059004
4480287003
4480288003
4480325003
4481529001
4483712001
4484065001
4484618004
4484764003
4484851003
4484851004
4485055001
4485347001
4485677002
4485984004
4486103003
4486336002
4486411002
4487289001
4488447002
4488895001
4488996001
4489052002
4489154004
4489581001
4489704001
4489745002
4490025002
4490565002
4490825002
4491105001
4491861001
4491906002
4492372006
4492372008
4492372009
4492372010
4492377002
4492421004
4493402001
4494610002
4494610004
4496326001
4496461002
4496657001
4497034002
4497191003
4497335002
4497626001
6756668015
6862733031
6904425018
6963865005
6964831010
6972618008
6972618009
6990324011
7054080003
7069476026
7071121032
7114691010

Schedule III-3	Loan Sale Agreement

7138579002
7139544008
7167270002
7185120004
7195333002
7201126002
7205306002
7209950003
7214804003
7229456003
7230484002
7235993002
7238165002
7250842002
7251376002
7253262009
7254412002
7267654002
7268891003
7268891004
7273492002
7282108002
7283377002
7286218002
7291762002
7296837003
7296898002
7300700002
7301044001
7310811002
7312574003
7314606010
7328145002
7334924002
7342213002
7350249002
7350729002
7350951001
7362387002
7363481006
7363481007
7363481008
7365213002
7366635002
7369082004
7374703002
7375748001
7376311005
7380817003
7385588023
7388655002
7397371003
7397677003
7399547002
7401546008
7403393004
7403603002
7417989003
7419529002
7435354003
7435354005
7444360003	7445337003
7457355001
7457516004
7457637003
7465701001
7466868004
7474198002
7484386003
7487943002
7499053002
7513862003
7521413001
7526910001
7537536001
7547777001
7553838003
7556399001
7559390001
7560946001
7562331001
7564973001
7565655001
7566098001
7566197001
7566321001
7570394001
7570397001
7571786001
7571786002
7572304001
7574230001
7574657001
7575770001
7576851001
7578607001
7578880001
7579375001
7579628001
7580960001
7582192001
7582657001
7582710001
7583464001
7585254001
7585609001
7585618001
7586633001
7587143001
7587382001
7588896001
7589293001
7590614001
7590702002
7591277001
7593005001
7593068001
7593171001
7593504001
7594578001
7594806001
7595382001
7596232001	7597542001
7597763001
7597869001
7598235001
7598386001
7598502001
7599188001
7599291001
7599653001
7599725001
7600180001
7601283001
7601759001
7602417001
7602910001
7603002001
7603513001
7603621001
7603621002
7603831001
7603869002
7603884001
7604125001
7604520001
7604582001
7604681001
7604816001
7605000001
7605313001
7605519001
7605702001
7605743001
7605851001
7605852001
7605997001
7606017001
7606053001
7606103001
7606150001
7606172001
7606237001
7606283001
7606302001
7606458001
7606592001
7606795001
7607067001
7607186001
7607515001
7607521001
7608075001
7608750001
7609656001
7611008001
7611298001
7611485001
7611909001
7611933001
7613023001
7614276001
7614563001
7614926001

Schedule III-4	Loan Sale Agreement

7618097001
7621394001
7622851001
7624977001
8318185001
8318427003
8318540001
8319875002
8321001002
8321516006
8321520002
8321778001
8323872002
8324208005
8324208006
8324379002
8325184001
8325375002
8325765002
8325921002
8326583001
8326707001
8326715002
8327890002
8328849001
8330063002
8330189002
8330515003
8330886002
8331163011
8331611002
8331769003
8332931003
8333013003
8333081003
8333353002
8333401003
8333429002
8333740008
8334116002
8334501002
8334926004
8334926005
8334978002
8335582003
8337018001
8337698004
8337802001
8338145001
8338537002
8338576002
8339533001
8340332003
8341840001
8342103002
8343012002
8343014001
8343179002
8343325003
8343391002
8344542004
8344736001	8344992001
8345669009
8345866001
8346223002
8346224002
8346226002
8346227002
8346235002
8346798002
8346948001
8347249002
8347294005
8348635001
8349009001
8349643001
8350025003
8350558001
8350665002
8350923002
8351263001
8351265001
8351268001
8351563006
8351563007
8352062008
8352096016
8352104001
8352889001
8352919001
8352919002
8353407001
8354114001
8354201001
8354606003
8355178001
8355265001
8355602002
8355602003
8355602006
8355602007
8355896002
8356508001
8356629012
8356629019
8356629020
8356629021
8356629022
8356629023
8356629024
8356629025
8356630002
8357210001
8357926001
8357963001
8358076001
8358160003
8359045001
8359045002
8359056001
8359056003
8359378001
8359589001	8359728002
8359979001
8360173001
8361727001
8361799001
8362812003
8362909001
8362909002
8363201004
8363244001
8363309001
8363363005
8363458001
8363607001
8363704001
8364037001
8364112001
8364242001
8364490001
8364587001
8364848001
8364889002
8365172003
8365249001
8365339001
8365425001
8365425002
8365460002
8365460005
8365460006
8365824002
8366101001
8366172001
8366436001
8366535007
8366575002
8367289001
8367435001
8367490001
8367543001
8367936001
8368392002
8368691003
8368778001
8369049001
8369176002
8369233001
8369234001
8369234002
8369234003
8369249001
8369249002
8369249003
8369249004
8369249005
8369250001
8369250002
8369250003
8369250004
8369320001
8369360001
8369380003

Schedule III-5	Loan Sale Agreement

8369523002
8369720001
8369856001
8369870003
8370126001
8370232002
8370232003
8370475002
8370478001
8370651001
8370713001
8370858001
8370874001
8370903001
8370968001
8370969001
8370970001
8370971001
8371029001
8371031001
8371038001
8371039001
8371045001
8371122002
8371608001
8371787002
8372119002
8373029001
8373623001
8373657001
8373721003
8373863001
8374013001
8374367002
8374388002
8374515001
8374520001
8374641001
8375077001
8375200001
8375383001
8375383002
8375523003
8375700002
8375724001
8375727001
8375841003
8376040001
8376040002
8376104002
8376395001
8376512001
8376513001
8376804002
8376804004
8377097002
8377228001
8377381001
8377397002
8377397003
8377397004
8378104001	8378326002
8378434001
8378544001
8378646002
8378951002
8379041001
8379112001
8379118001
8379823001
8379842003
8379842004
8380192003
8381058001
8381081001
8381655004
8381783001
8382602004
8382700001
8382864001
8382912003
8382912004
8382912005
8383022001
8383207003
8383207004
8383207005
8383207006
8383438001
8383605002
8383961002
8384170001
8384501001
8384502001
8384503001
8384632002
8384843002
8385074002
8385188001
8385251002
8385349002
8385763005
8385995002
8386233001
8386540001
8386573001
8386664002
8386695001
8387068001
8387194001
8387326001
8387498001
8387654002
8387810002
8387856002
8387871001
8387887002
8387943003
8388466002
8388784001
8388896001
8388896002
8388902001	8389276001
8389320001
8389463001
8389475001
8389647001
8389887001
8389909002
8389941001
8389956001
8389993001
8390068001
8390150001
8390354001
8390378001
8390378002
8390638001
8390651001
8390651002
8390668001
8390728012
8390728014
8390753002
8390782001
8390801001
8390904007
8390984001
8391015001
8391093002
8391150002
8391188001
8391247001
8391317001
8391335002
8391579001
8391642002
8391738001
8391937001
8391988001
8392009001
8392128001
8392248001
8392433002
8392455001
8392462001
8392991001
8393054001
8393067001
8393089001
8393297001
8393577001
8393621001
8394045001
8394049001
8394049002
8394185001
8394229001
8394284001
8394358001
8394358002
8394384001
8394407002
8394455001

Schedule III-6	Loan Sale Agreement

8394514001
8394549001
8394571001
8394625001
8394772002
8394859002
8394859003
8394859004
8395048001
8395057001
8395126001
8395130001
8395328001
8395355001
8395688002
8395705001
8395760002
8395817001
8395973001
8396070001
8396088001
8396277002
8396320002
8396327001
8396404001
8396619001
8396620001
8396628001
8396744001
8396929001
8396996001
8397067001
8397099001
8397163001
8397218002
8397297001
8397330001
8397613001
8397627001
8397704002
8397933001
8397935001
8397942002
8398076001
8398113001
8398127001
8398146001
8398222001
8398222002
8398222003
8398222004
8398231001
8398231002
8398301001
8398723001
8398735001
8398750001
8398784001
8398934001
8398934002
8398934003
8398934004	8399056001
8399056002
8399108001
8399157001
8399389001
8399447001
8399653001
8399671001
8399709001
8399766002
8399824001
8399845001
8399906002
8399906003
8399972001
8400409001
8400411001
8400411002
8400429002
8400464001
8400515002
8400542001
8400664001
8400849001
8400849003
8400849004
8401183001
8401295001
8401598001
8401663001
8401752001
8401752002
8401919001
8402010001
8402022001
8402097001
8402169001
8402187001
8402231001
8402449001
8402462001
8402539001
8402547001
8402604001
8402609001
8402629001
8402675001
8402675002
8402691001
8402749001
8402835001
8402925001
8402952001
8402979001
8402998001
8403047002
8403092001
8403189001
8403266001
8403309001
8403330001
8403395001	8403408001
8403415001
8403443002
8403513001
8403524001
8403572001
8403614001
8403618001
8403633001
8403635001
8403647001
8403693001
8403833001
8403833003
8403895001
8403950001
8403962001
8404039001
8404054001
8404063001
8404091001
8404142001
8404220001
8404319001
8404319002
8404454001
8404460001
8404609001
8404621001
8404630001
8404796001
8404891001
8404907001
8404936001
8404970001
8404970002
8405006002
8405029001
8405052001
8405114001
8405129001
8405178001
8405206001
8405216001
8405237002
8405237003
8405237004
8405279001
8405285001
8405362001
8405399001
8405464001
8405465001
8405508001
8405520001
8405578001
8405581001
8405660003
8405704001
8405709001
8405715002
8405739001

Schedule III-7	Loan Sale Agreement

8405765001
8405770001
8405826001
8405837001
8405849001
8405869001
8405871001
8405874001
8405940001
8405966001
8405967001
8406012001
8406015001
8406066001
8406097001
8406099001
8406101001
8406147001
8406155001
8406183001
8406209001
8406217001
8406234001
8406241001
8406254001
8406284001
8406284002
8406311001
8406369001
8406371001
8406557001
8406648001
8406677001
8406677002
8406717001
8406718001
8406760001
8406760002
8406853001
8406859001
8406866001
8406895001
8406952001
8407040001
8407086001
8407100001
8407104001
8407118002
8407135001
8407158001
8407186001
8407208001
8407240001
8407241001
8407246001
8407283001
8407302001
8407317001
8407322001
8407361001
8407371001
8407376001	8407399001
8407409001
8407433001
8407436001
8407482001
8407535001
8407564002
8407592002
8407602001
8407603001
8407606001
8407635001
8407669001
8407694002
8407711001
8407712001
8407729001
8407791001
8407805001
8407834001
8407878001
8407899001
8407967001
8408330001
8408381001
8408431001
8408449001
8408452001
8408593001
8408609001
8408617001
8408701001
8408787001
8408797001
8408801001
8408874001
8408897001
8408920001
8408948001
8408948002
8409011001
8409028001
8409102001
8409111001
8409147001
8409158001
8409199001
8409251001
8409263001
8409282001
8409304001
8409396001
8409461001
8409462001
8409462004
8409463001
8409476001
8409494001
8409538001
8409595001
8409603001
8409669001	8409703001
8409713001
8409765001
8409790001
8409806001
8409962001
8409993001
8410051001
8410051003
8410148001
8410164001
8410239001
8410282001
8410388001
8410398001
8410486001
8410549001
8410555001
8410568001
8410594001
8410594002
8410614001
8410681001
8410715001
8410795001
8410861002
8411125001
8411140001
8411145001
8411250001
8411278001
8411345001
8411398001
8411399001
8411424001
8411424002
8411769001
8411787001
8411805001
8411849001
8411867001
8412168001
8412187001
8412190001
8412199001
8412270001
8412285001
8412285002
8412459001
8412473001
8412498001
8412498002
8412693001
8412885001
8413081001
8413139001
8413200001
8413434001
8413517001
8413539001
8413581001
8413585001

Schedule III-8	Loan Sale Agreement

8413585002
8413774001
8413805001
8413823001
8413952001
8413954001
8413975001
8414060001
8414305001
8414332001
8414338001
8414378001
8414391001
8414440001
8414459001
8414515001
8414613001
8414655001
8414958001
8415070001
8415235001
8415242001
8415242002
8415454001
8415929002
8416007001
8416070001
8416075001
8416178001
8416183001
8416201001
8416220001
8416338001
8416363001
8416478001
8416484001
8416514001
8416536001
8416562001
8416601001	8416736001
8416794001
8416807001
8416836001
8416969001
8416979001
8417035001
8417309001
8417404001
8417526001
8417569001
8417632001
8417676001
8417902001
8418086001
8418090001
8418133001
8418135001
8418218001
8418255001
8418305001
8418319001
8418397001
8418662001
8418843001
8418878001
8418986001
8419327001
8419488001
8419584001
8419703001
8419745001
8419764001
8419776001
8419888002
8419942001
8419958001
8419975001
8419980001
8420043001	8420046001
8420067001
8420284001
8420292001
8420339001
8420374001
8420408001
8420468001
8420533001
8420689001
8420883001
8420951001
8421085001
8421141001
8421509001
8421757001
8421845001
8421908001
8421950001
8421966001
8422283001
8422300001
8422373001
8422451001
8422479001
8422480001
8422486001
8422513001
8423517001
8424109001
8424439001
8424894001
9012224009
9022796005
9023138004
9025260003
9030297008
9050365005

Schedule III-9	Loan Sale Agreement

Schedule IV
Schedule of IFS Loans
Loan Numbers

2099576005
4246011002
4285300005
4291656002
4304206001
4305439001
4313352001
4313352002
4318430001
4349529001
4411683003
4411683004
4418131001
4455264001
4457695033
4457695034
4457695035
4457695036
4470107002
4481586001
4481586003
4483559001
4484598001
4494463001
4497215001
4497855001
4497855002
4499730001
8319468001
8322910001	8332530001
8334677004
8340347003
8343625001
8343791001
8344565007
8345886001
8346978001
8346978002
8347839001
8348559001
8350927001
8352099001
8352099002
8355834001
8356723001
8356723002
8356723003
8357426001
8361559003
8361862001
8362755001
8367676001
8376342001
8376598001
8377837001
8377955001
8378113001
8382659001
8383282001	8383317001
8385183001
8385807001
8387071001
8389620001
8389938001
8392438001
8392875001
8392875002
8395041001
8395716001
8397308001
8397439001
8397748001
8398211001
8400875001
8402745001
8403756001
8404605001
8405726001
8405761001
8405909001
8406108001
8407081001
8408321001
8410952001
8412586001
8413176001
8418521001
8418619001

Schedule IV-1	Loan Sale Agreement

Exhibit 4.2(f)
SEPARATE IDENTITY PROVISIONS
     The Purchaser, GECS and the Sellers have and will continue (in each case, to the extent within its control) to maintain the Purchaser’s separate existence and identity and have and will continue to take all steps necessary to make it apparent to third parties that the Purchaser is an entity with assets and liabilities distinct from those of the Sellers or GECS or any other Subsidiary or Affiliate of any Seller or GECS. In addition to the foregoing, such steps and indicia of the Purchaser’s separate identity include the following:
     (a) The Purchaser does and will maintain its own stationery and other business forms separate from those of any other Person (including any of the Sellers and GECS), and will conduct business in its own name except that certain Persons may act on behalf of the Purchaser as agents;
     (b) The Purchaser maintains and will maintain separate office space of its own as part of its operations, although such space is in a building shared with GE Capital. The corporate records, the other books and records, and the other assets of the Purchaser are and will be segregated from the property each of the Sellers and GECS, respectively;
     (c) Each of the Sellers, to the extent applicable, will issue consolidated financial statements, which financial statements will not show CEF Assets that have been sold by such Seller to the Purchaser as assets of such Seller and its consolidated subsidiaries. Each of the Sellers, GECS and the Purchaser will take certain actions to disclose publicly the Purchaser’s separate existence and the transactions contemplated hereby, including through the filing of the UCC Financing Statements. None of the Sellers, GECS or the Purchaser has concealed or will conceal from any interested party any transfers contemplated by the Related Documents;
     (d) The Purchaser will not have its own employees, and, as indicated, the Purchaser’s business relating to the CEF Assets may be conducted through agents. However, any allocations of direct, indirect or overhead expenses for items shared between the Purchaser, GE Capital, GECITS, VFS, IFS or GECS that are not included as part of the Servicing Fee are and will be made among such entities to the extent practical on the basis of actual use or value of services rendered and otherwise on a basis reasonably related to actual use or the value of services rendered;
     (e) Except as provided in paragraph (d) above regarding the allocation of certain shared overhead items, the Purchaser does and will pay its own operating expenses and liabilities from its own funds, except GECS did and will pay all expenses of the Purchaser incurred in connection with the transactions entered into pursuant to the Related Documents, including those related to the Purchaser’s organization;
     (f) Each of the Sellers, GECS and the Purchaser does and will maintain its assets and liabilities in such a manner that it is not costly or difficult to segregate, ascertain or otherwise identify the Purchaser’s individual assets and liabilities from those of the Sellers or GECS or from those of any other Person or entity, including any other subsidiary or affiliate of the Sellers or GECS. Except as set forth below, the Purchaser does and will maintain its own books of

Exhibit 4.2(f)-1	Loan Sale Agreement

account and corporate records separate from each of the Sellers and GECS or any other Subsidiary or Affiliate of each of the Sellers and GECS. Monetary transactions, including those with each other, are and will continue to be properly reflected in their respective financial records. The Purchaser does not and will not commingle or pool its funds or other assets or liabilities with those of any Seller or GECS or any other Subsidiary or Affiliate of the Sellers or GECS except as specifically provided in the Related Documents with respect to the temporary commingling of Collections and with respect to, if applicable, any such Person’s retention, in their capacity as agent or Custodian for the Purchaser, of the books and records pertaining to the CEF Assets. However, any such agent or Custodian will not generally make the books and records relating to the CEF Assets available to any of creditors or other interested persons of the Purchaser, the Sellers or GECS. The Purchaser does not and will not maintain joint bank accounts or other depository accounts to which any Seller or GECS or any other Subsidiary or Affiliate of the Sellers or GECS (other than in their capacity as agent for the Purchaser, if applicable) has independent access;
     (g) The Purchaser will strictly observe corporate formalities, and the Sellers and GECS will strictly observe corporate formalities with respect to its dealings with the Purchaser. Specifically, no transfer of assets between any of the Sellers and GECS, on the one hand, and the Purchaser, on the other, will be made without adherence to corporate formalities;
     (h) The transactions among the Purchaser and the Sellers or GECS, including, in the case of GE Capital, the terms governing any servicer advances and the amount and payment of the servicing fee, are on terms and conditions that are consistent with those of arm’s-length relationships. None of the Sellers or GECS is or will be, or holds or will hold itself out to be, responsible for the debts of the Purchaser, except as provided in the representations made by the Sellers (including, if applicable, as a servicer or a sub-servicer) to the Purchaser relating to the CEF Assets and their prior ownership and servicing thereof. The Purchaser will not guaranty the debts of any Seller or GECS;
     (i) All distributions made by the Purchaser to GECS as its sole member shall be in accordance with applicable law;
     (j) Any other transactions between the Purchaser and any Seller or GECS permitted by (although not expressly provided for in) the Related Documents have been and will be fair and equitable to each of the parties, have been and will be the type of transaction that would be entered into by a prudent Person or entity, and have been and will be on terms that are at least as favorable as may be obtained from a third party Person; and
     (k) The Purchaser is not named, or has entered into any agreement to be named, directly or indirectly, as a direct or contingent beneficiary or loss payee on any insurance policy covering the assets of any Seller or GECS.
* * * * * *

Exhibit 4.2(f)-2	Loan Sale Agreement

-i-	Loan Sale Agreement

TABLE OF CONTENTS
(continued)

Page
Schedule 4.1(b)UCC Information
Schedule I	Schedule of GECC Loans
Schedule II	Schedule of GECITS Loans
Schedule III	Schedule of VFS Loans
Schedule IV	Schedule of IFS Loans
Exhibit 4.2(f)	Separate Identity Provisions
Annex A:	Definitions and Interpretations

-ii-	Loan Sale Agreement

ANNEX A
to
LOAN SALE AGREEMENT
dated as of
September 11, 2009
Annex A to
Loan Sale Agreement

DEFINITIONS AND INTERPRETATION
     SECTION 1. Definitions and Conventions. Capitalized terms used in the Sale Agreement shall have (unless otherwise provided elsewhere therein) the following respective meanings:
     “Accounting Changes” means, with respect to any Person, an adoption of GAAP different from such principles previously used for reporting purposes by such Person as defined in the Accounting Principles Board Opinion Number 20.
     “Administration Agreement” means the Administration Agreement, dated as of September 11, 2009, between the Administrator and the Issuer.
     “Administrator” means General Electric Capital Corporation, a Delaware corporation, in its capacity as Administrator under the Administration Agreement, or any other Person designated as a successor administrator.
     “Adverse Claim” means any claim of ownership or any Lien, other than any ownership interest or Lien created under the Sale Agreement or the Purchase and Sale Agreement, any Lien created under the Indenture or any Permitted Encumbrances.
     “Affiliate” means, with respect to any Person, (a) each Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, five percent (5%) or more of the stock having ordinary voting power in the election of directors of such Person, (b) each Person that controls, is controlled by, or is under common control with such Person, or (c) each of such Person’s officers, directors, joint venturers and partners. For the purposes of this definition, “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.
     “Annual Percentage Rate” or “APR” of a Loan means, the interest rate or annual rate of finance charges stated in or, if not explicitly stated, the implicit finance charge used by the Servicer to calculate periodic payments with respect to the related Loan.
     “Appendices” means, with respect to any Related Document, all exhibits, schedules, annexes and other attachments thereto, or expressly identified thereto.
     “Bankruptcy Code” means the provisions of Title 11 of the United States Code, 11 U.S.C. §§ 101 et seq. as amended from time to time.
     “Business Day” means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York or the State of Connecticut.
     “CEF Assets” is defined in Section 2.1(a) of the Sale Agreement.
     “CEF Cash Purchase Price” means, with respect to the sale of CEF Assets sold and transferred by any Seller on the Closing Date, the portion of the sale price therefor determined by
Annex A to
Loan Sale Agreement

the applicable Seller and the Purchaser pursuant to Section 2.3(a) of the Sale Agreement to be paid in cash.
     “CEF Limited Liability Company Agreement” means the Second Amended and Restated Limited Liability Company Agreement of the Purchaser dated as of September 25, 2003, as the same may be amended and supplemented from time to time.
     “Class C Maturity Date” is defined in the Indenture.
     “Closing Date” means September 11, 2009.
     “Collection Period” means, with respect to any Payment Date, the calendar month preceding the month in which the Payment Date occurs (or, if for the first Payment Date, the period from and including the day after the Cut-off Date to and including the last day of the calendar month preceding the calendar month in which the first Payment Date occurs).
     “Collections” means, with respect to any Payment Date all payments made by or on behalf of the Obligors received during the related Collection Period, any Recoveries received during the related Collection Period, any proceeds from insurance policies covering the Equipment or related Obligor received during the related Collection Period, Liquidation Proceeds received during the related Collection Period, and payments made by a lessee pursuant to its obligation (if any) to pay the Termination Value pursuant to the related Loan received during the related Collection Period; provided, that “Collections” for the first Collection Period shall exclude interest accrued before August 31, 2009.
     “Consumer Contract” means a contract entered into by an Obligor in connection with a transaction in which the Obligor incurs the related indebtedness primarily for personal, family, or household purposes.
     “Credit and Collection Policies” or “Credit and Collection Policy” means the policies, practices and procedures adopted by the Issuer on the Closing Date for providing equipment loans secured by transportation equipment, industrial equipment, construction equipment, maritime assets, printing presses, furniture and fixtures, technology and telecommunications equipment or other equipment, including the policies and procedures for determining the creditworthiness of Obligors and the extension of credit to Obligors, or relating to the maintenance of such types of loans and collections on such types of loans.
     “Cut-off Date” means August 1, 2009.
     “Dollars” or “$” means lawful currency of the United States of America.
     “Eligible Loan” means as to each CEF Asset as of the Closing Date:
     (i) Characteristics of CEF Assets. Each CEF Asset: (A) was either originated in the United States of America by GE Capital, GECITS, VFS or IFS, as applicable in connection with the financing or lease of Equipment in the ordinary course of business of GE Capital, GECITS, VFS or IFS, as applicable or acquired by GE Capital, GECITS, VFS or IFS, as applicable in the ordinary course of its business, and, in each case, was

2	Annex A to Loan Sale Agreement

fully and properly executed by the parties thereto, (B) has created a valid, subsisting and enforceable first priority security interest (except to the extent the Equipment secures any loan that is cross-collateralized with such CEF Asset) in the Equipment in favor of GE Capital, GECITS, VFS or IFS, as applicable, that, as of the Closing Date, has been assigned by GE Capital, GECITS, VFS or IFS, as applicable, to Purchaser, and (C) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security.
     (ii) Schedules of CEF Assets. The information set forth on Schedule I, Schedule II , Schedule III and Schedule IV of the Loan Sale Agreement is true and correct in all material respects as of the opening of business on the Cut-off Date and no selection procedures believed by the applicable Seller to be adverse to the interests of the Purchaser were utilized in selecting the CEF Assets. The computer tape regarding the CEF Assets made available to Purchaser and its assigns is true and correct in all respects.
     (iii) Compliance with Law. Each CEF Asset and the sale or lease of the related Equipment complied in all material respects at the time it was originated or made and at the execution of this Agreement with all requirements of applicable Federal, State and local laws and regulations thereunder.
     (iv) Binding Obligation. Each CEF Asset represents the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms.
     (v) No Government Obligor. None of the CEF Assets is due from the United States of America or any State or from any agency, department or instrumentality of the United States of America or any State.
     (vi) Security Interest in the Equipment. Immediately prior to the sale, assignment and transfer thereof, each CEF Asset shall be secured by a validly perfected first priority security interest (as defined in Section 1-201(37) of the UCC) in the Equipment (except to the extent the Equipment secures any loan that is cross-collateralized with such CEF Asset) in favor of the applicable Seller as secured party or all necessary and appropriate actions have been commenced that would result in the valid perfection of a first priority security interest in the Equipment in favor of such Seller as secured party.
     (vii) CEF Assets in Force. No CEF Asset has been satisfied, subordinated or rescinded, nor has any Equipment been released from the Lien granted to secure the related CEF Asset in whole or in part.
     (viii) No Amendment or Waiver. No provision of a CEF Asset has been waived, altered or modified in any respect, except pursuant to a document, instrument or writing included in the Loan Files and no such amendment, waiver, alteration or modification causes such CEF Asset not to be an Eligible Loan.
     (ix) No Defenses. No right of rescission, setoff, counterclaim or defense has been asserted or threatened or exists with respect to any CEF Asset.

3	Annex A to Loan Sale Agreement

     (x) Lawful Assignment. No CEF Asset has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such CEF Asset or any CEF Asset under the Loan Sale Agreement would be unlawful.
     (xi) All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to give Purchaser a first priority perfected ownership interest in the CEF Asset have been made (except to the extent the Equipment secures any loan that is cross-collateralized with such CEF Asset).
     (xii) One Original. There is only one original executed copy of each CEF Asset.
     (xiii) Insurance. The Obligor on each CEF Asset is required to maintain physical damage insurance covering the Equipment in accordance with GE Capital’s normal requirements.
     (xiv) No Bankruptcies. No Obligor on any CEF Asset as of the Cut-off Date was noted in the related Loan File as being the subject of a bankruptcy proceeding.
     (xv) No Repossessions. None of the Equipment securing any CEF Asset is in repossession status.
     (xvi) Instrument or Chattel Paper. Each CEF Asset constitutes an “instrument” or “chattel paper” as defined in the UCC of each State the law of which governs the perfection of the interest granted in it and/or the priority of such perfected interest.
     (xvii) U.S. Obligors. None of the CEF Assets is denominated and payable in any currency other than United States Dollars or is due from any Person that does not have a mailing address in the United States of America.
     (xviii) No Delinquent Loan. None of the CEF Assets is more than 30 days past due.
     (xix) No Consumer Contract. None of the CEF Assets constitutes a Consumer Contract.
     (xx) Finance Lease. With respect to each CEF Asset that is in form a lease rather than a secured loan, the terms of such CEF Asset provides that it is non-cancelable and that, by the end of the lease term, the lessee may elect to purchase the related Equipment upon the exercise of a nominal purchase option that satisfies Section 1-201(37)(a)(iv) of the UCC.
     “Equipment” means any transportation equipment, industrial equipment, construction equipment, maritime assets, printing presses, furniture and fixtures, technology and telecommunications equipment or other equipment, together with all accessions thereto securing an Obligor’s indebtedness under such Obligor’s Loan.
     “Event of Default” is defined in Section 5.1 of the Indenture.

4	Annex A to Loan Sale Agreement

     “Federal Reserve Board” means the Board of Governors of the Federal Reserve System.
     “GAAP” means generally accepted accounting principles in the United States of America as in effect on the Closing Date, modified by Accounting Changes as GAAP is further defined in Section 2(a) of this Annex A.
     “GE Capital” is defined in the preamble of the Sale Agreement.
     “GECITS” is defined in the Preamble of the Sale Agreement.
     “GECS” means General Electric Capital Services, Inc., a Delaware corporation or any successors or assigns thereto.
     “Governmental Authority” means any nation or government, any state, county, city, town, district, board, bureau, office, commission, any other municipality or other political subdivision thereof (including any educational facility, utility or other Person operated thereby), and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.
     “IFS” is defined in the preamble of the Sale Agreement.
     “Indemnified Amounts” means, with respect to any Person, any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses (including reasonable attorneys’ fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal).
     “Indenture” means the Indenture, dated September 11, 2009, between the Issuer and the Indenture Trustee, as the same may be amended and supplemented from time to time.
     “Indenture Trustee” means Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Indenture Trustee under the Indenture, or any successor Indenture Trustee under the Indenture.
     “Investment Company Act” means the provisions of the Investment Company Act of 1940, 15 U.S.C. §§ 80a et seq., and any regulations promulgated thereunder.
     “Issuer” means GE Equipment Midticket LLC, Series 2009-1, a Delaware limited liability company, until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained in the Indenture and required by the Trust Indenture Act of 1939, each other obligor on the Notes.
     “Issuer Limited Liability Company Agreement” means the Limited Liability Company Agreement of the Issuer, dated as of September 11, 2009, among the Managing Member and the Issuer, as the same may be amended or supplemented from time to time.
     “Lien” means a security interest (as such term is defined in Section 1-201 of Article 1 of the UCC), lien, charge, pledge, equity or encumbrance of any kind, other than tax liens,

5	Annex A to Loan Sale Agreement

mechanics’ liens and any liens that attach to the related Loan by operation of law as a result of any act or omission by the related Obligor.
     “Liquidated Loan” means any Loan (i) liquidated through the sale or other disposition of all or a portion of the related Equipment or (ii) that has been charged off in its entirety in accordance with the Credit and Collection Policy without realizing upon the Equipment.
     “Liquidation Proceeds” means, with respect to any Liquidated Loan, the amounts collected in respect thereof from whatever source (including the proceeds of insurance policies with respect to the related Equipment or Obligor) during the Collection Period in which it became a Liquidated Loan, net of the sum of any amounts expended in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Loan or any creditor of such Obligor to the extent required by applicable law or agreement.
     “Litigation” means, with respect to any Person, any action, claim, lawsuit, demand, investigation or proceeding pending or threatened against such Person before any court, board, commission, agency or instrumentality of any federal, state, local or foreign government or of any agency or subdivision thereof or before any arbitrator or panel of arbitrators.
     “Loan” means any loan included in Schedules of Loans and any agreement (including any invoice) pursuant to, or under which, an Obligor shall be obligated to make payments with respect to any Loan.
     “Loan Files” is defined in Section 2.1 of the Sale Agreement.
     “Loan Value” is defined in the Purchase and Sale Agreement.
     “Managing Member” means CEF Equipment Holding, L.L.C., a Delaware limited liability company or any successor Managing Member under the Issuer Limited Liability Company Agreement.
     “Material Adverse Effect” means, with respect to any Person, a material adverse effect on (a) the business, assets, liabilities, operations, prospects or financial or other condition of such Person, (b) the ability of such Person to perform any of its obligations under the Related Documents in accordance with the terms thereof, (c) the validity or enforceability of any Related Document or the rights and remedies of such Person under any Related Document or (d) the Loans, as applicable, therefor, any interest related thereto or the ownership interests or Liens of such Person thereon or the priority of such interests or Liens.
     “Notes” means the notes issued under the Indenture.
     “Obligor” means, as to each Loan, any Person who owes payments under the Loan.
     “Payment Date” means, with respect to each Collection Period, the 15th day of the calendar month following the end of that Collection Period, or, if such day is not a Business Day, the next Business Day, commencing on October 15, 2009.

6	Annex A to Loan Sale Agreement

     “Permitted Encumbrances” means the following encumbrances: (a) Liens for taxes or assessments or other governmental charges not yet due and payable; (b) pledges or deposits securing obligations under workmen’s compensation, unemployment insurance, social security or public liability laws or similar legislation; (c) pledges or deposits securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which a Seller or any Affiliate thereof is a party as lessee made in the ordinary course of business; (d) deposits securing statutory obligations of a Seller or any Affiliate thereof; (e) inchoate and unperfected workers’, mechanics’, suppliers’ or similar Liens arising in the ordinary course of business; (f) carriers’, warehousemen’s or other similar possessory Liens arising in the ordinary course of business and securing liabilities in an outstanding aggregate amount not in excess of $100,000 at any one time; (g) deposits securing, or in lieu of, surety, appeal or customs bonds in proceedings to which a Seller or any Affiliate thereof is a party; (h) any attachment or judgment Lien not constituting an Event of Default; (i) presently existing or hereinafter created Liens in favor of the Purchaser, the Issuer or the Indenture Trustee; and (j) presently existing or hereinafter created Liens on personal property or Equipment which are subordinate to or pari passu with the Liens in favor of the Purchaser, the Issuer or the Indenture Trustee.
     “Person” means any individual, sole proprietorship, partnership, joint venture, unincorporated organization, trust, association, corporation (including a business trust), limited liability company, institution, public benefit corporation, joint stock company, or government or any agency or political subdivision thereof, or any other entity of whatever nature.
     “Precomputed Loan” means any Loan under which the portion of a payment allocable to earned interest (which may be referred to in the related Loan as an add-on finance charge) and the portion allocable to principal are determined according to the sum of periodic balances, the sum of monthly payments or any equivalent method or are monthly actuarial loans.
     “Purchase Amount” means, as of the close of business on the last day of a Collection Period, an amount equal to the Loan Value of the applicable Loan, as of the first day of the immediately following Collection Period (or, with respect to any applicable Loan that is a Liquidated Loan, as of the day immediately prior to such Loan becoming a Liquidated Loan less any Liquidation Proceeds actually received by the Issuer) plus interest accrued and unpaid thereon as of such last day at a rate per annum equal to the APR for such Loan.
     “Purchase and Sale Agreement” means the Loan Purchase and Sale Agreement dated as of September 11, 2009, by and between the Transferor and the Issuer as the same may be amended from time to time.
     “Purchaser” is defined in the preamble to the Sale Agreement.
     “Purchaser Indemnified Person” is defined in Section 5.1 of the Sale Agreement.
     “Records” means all notes, leases, security agreements and other documents, books, records and other information (including computer programs, tapes, disks, data processing software and related property and rights) prepared and maintained by any Seller, the Servicer, any Sub-Servicer or the Issuer with respect to the Loans and the Obligors thereunder, and the other CEF Assets.

7	Annex A to Loan Sale Agreement

     “Recoveries” means, with respect to any Liquidated Loan, monies collected in respect thereof, from whatever source (other than from the sale or other disposition of the Equipment), after such Loan became a Liquidated Loan.
     “Redemption Date” is defined in the Indenture.
     “Related Documents” means the Sale Agreement, the Purchase and Sale Agreement, the Servicing Agreement, the Issuer Limited Liability Company Agreement, the CEF Limited Liability Company Agreement, the Administration Agreement, the Indenture, and all other agreements, instruments, and documents and including all other pledges, powers of attorney, consents, assignments, contracts, notices, and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Person, or any employee of any Person, and delivered in connection with any of the foregoing. Any reference in the foregoing documents to a Related Document shall include all Appendices thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to such Related Document as the same may be in effect at any and all times such reference becomes operative.
     “Related Security” means with respect to any Loan: (a) any interest (including security interests), if any, in the related Equipment; (b) all guarantees, insurance or other agreements or arrangements of any kind from time to time supporting or securing payment of such Loan (including rights (if any) to receive proceeds on insurance policies covering the Obligors); and (c) all Records relating to such Loan.
     “Sale Agreement” means the Loan Sale Agreement, dated September 11, 2009, among GE Capital, GECITS, VFS, and the Purchaser, as the same may be amended or supplemented from time to time.
     “Scheduled Payment” on a Loan means that portion of the payment required to be made by the Obligor during any Collection Period sufficient to amortize the principal balance under (x) in the case of a Precomputed Loan, the actuarial method or (y) in the case of a Simple Interest Loan, the simple interest method, in each case, over the term of the Loan and to provide interest at the APR, provided that Termination Values shall also constitute Scheduled Payments.
     “Schedules of Loans” means the schedules of Loans attached as Schedule I, Schedule II, Schedule III and Schedule IV to the Sale Agreement (which schedules may be in the form of microfiche).
     “Securities Act” means the provisions of the Securities Act of 1933, 15 U.S.C. Sections 77a et seq., and any regulations promulgated thereunder.
     “Securities Exchange Act” means the provisions of the Securities Exchange Act of 1934, 15 U.S.C. Sections 78a et seq., and any regulations promulgated thereunder.
     “Seller” means GE Capital, GECITS, VFS and IFS, each in its capacity as a seller hereunder, and their respective successors and assigns.

8	Annex A to Loan Sale Agreement

     “Servicer” means General Electric Capital Corporation in its capacity as Servicer under the Servicing Agreement, or any other Person designated as a Successor Servicer under such agreement.
     “Servicing Agreement” means the Servicing Agreement dated as of September 11, 2009, by and between the Issuer and the Servicer, as the same may be amended or supplemented from time to time.
     “Servicing Fee” is defined in the Servicing Agreement.
     “Simple Interest Loan” means any Loan under which the portion of a payment allocable to interest and the portion allocable to principal is determined by allocating a fixed level payment between principal and interest, such that such payment is allocated first to the accrued and unpaid interest at the Annual Percentage Rate for such Loan on the unpaid principal balance and the remainder of such payment is allocable to principal.
     “Solvent” means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person; (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; and (d) such Person is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Person’s property would constitute an unreasonably small capital. The amount of contingent liabilities (such as Litigation, guaranties and pension plan liabilities) at any time shall be computed as the amount that, in light of all the facts and circumstances existing at the time, represents the amount that can reasonably be expected to become an actual or matured liability.
     “Stock” means all shares, options, warrants, membership interests in a limited liability company, general or limited partnership interests or other equivalents (regardless of how designated) of or in a corporation, partnership or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act).
     “Stockholder” means, with respect to any Person, each holder of Stock of such Person.
     “Sub-Servicer” means any Person with whom the Servicer enters into a Sub-Servicing Agreement.
     “Sub-Servicing Agreement” means any written contract entered into between a Servicer and any Sub-Servicer pursuant to and in accordance with the Servicing Agreement.
     “Subsidiary” means, with respect to any Person, any corporation or other entity (a) of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or

9	Annex A to Loan Sale Agreement

indirectly owned by such Person or (b) that is directly or indirectly controlled by such Person within the meaning of control under Section 15 of the Securities Act.
     “Successor Servicer” is defined in Section 6.2 of the Servicing Agreement.
     “Termination Value” means the “Termination Value” (if any) payable by lessee pursuant to the applicable Loan.
     “Transfer Date” is defined in the Indenture.
     “Transferor” means CEF Equipment Holding, L.L.C. a Delaware limited liability company, as seller under the Purchase and Sale Agreement.
     “UCC” means, unless the context otherwise requires, the Uniform Commercial Code as in effect in the relevant jurisdiction, as amended from time to time.
     “VFS” is defined in the preamble of the Sale Agreement.
     SECTION 2. Other Interpretive Matters. All terms defined directly or by incorporation in the Sale Agreement shall have the defined meanings when used in any certificate or other document delivered pursuant thereto unless otherwise defined therein. For purposes of the Sale Agreement (including in this Annex A) and all related certificates and other documents, unless the context otherwise requires: (a) accounting terms not otherwise defined in such Agreement, and accounting terms partly defined in such Agreement to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; and unless otherwise provided, references to any month, quarter or year refer to a fiscal month, quarter or year as determined in accordance with the GE Capital fiscal calendar; (b) terms defined in Article 9 of the UCC and not otherwise defined in such Agreement are used as defined in that Article; (c) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day; (d) the words “hereof,” “herein” and “hereunder” and words of similar import refer to such Agreement (or the certificate or other document in which they are used) as a whole and not to any particular provision of such Agreement (or such certificate or document); (e) references to any Section, Schedule or Exhibit are references to Sections, Schedules and Exhibits in or to such Agreement (or the certificate or other document in which the reference is made), and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (f) the term “including” means “including without limitation”; (g) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (h) references to any agreement refer to that agreement as from time to time amended, restated or supplemented or as the terms of such agreement are waived or modified in accordance with its terms; (i) references to any Person include that Person’s successors and assigns; and (j) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

10	Annex A to Loan Sale Agreement